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CDC Nvest

Star Funds


                                      CDC Nvest Star Value Fund

                                      CDC Nvest Star Small Cap Fund

                                      CDC Nvest Star Advisers Fund

                                      CDC Nvest Star Growth Fund

                                      CDC Nvest Star Worldwide Fund


[photo]

                                   Prospectus
                                   May 1, 2002
                          (as revised December 2, 2002)



                                  What's Inside

                            Goals, Strategies & Risks
                                     Page 1

                              Fund Fees & Expenses
                                     Page 24

                                 Management Team
                                     Page 27

                                  Fund Services
                                     Page 35

                                Fund Performance

  The Securities and Exchange Commission has not approved any Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

      For general information on the Funds or any of their services and for assistance in opening an account, contact your financial representative or call CDC Nvest Funds.

                                 CDC Nvest Funds
                399 Boylston Street, Boston, Massachusetts 02116
                                  800-225-5478
                              www.cdcnvestfunds.com

Table of Contents


Goals, Strategies & Risks

CDC NVEST STAR VALUE FUND
CDC NVEST STAR SMALL CAP FUND
CDC NVEST STAR ADVISERS FUND
CDC NVEST STAR GROWTH FUND
CDC NVEST STAR WORLDWIDE FUND

Fund Fees & Expenses

FUND FEES & EXPENSES

More About Risk

MORE ABOUT RISK

Management Team

MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS
MEET THE FUNDS' PORTFOLIO MANAGERS

Fund Services

INVESTING IN THE FUNDS
HOW SALES CHARGES ARE CALCULATED
WAYS TO REDUCE OR ELIMINATE SALES CHARGES
IT'S EASY TO OPEN AN ACCOUNT
BUYING SHARES
SELLING SHARES
SELLING SHARES IN WRITING
EXCHANGING SHARES
RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES
HOW FUND SHARES ARE PRICED
DIVIDENDS AND DISTRIBUTIONS
TAX CONSEQUENCES
COMPENSATION TO SECURITIES DEALERS
ADDITIONAL INVESTOR SERVICES

Fund Performance

FUND PERFORMANCE

Glossary of Terms

GLOSSARY OF TERMS

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Funds, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Funds may engage. Please read this section carefully before you invest.

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

      Please see the back cover of this Prospectus for important privacy policy information.

Goals, Strategies & Risks
 CDC Nvest Star Value Fund


Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:  Harris Associates, L.P. ("Harris Associates")
              Loomis, Sayles & Company, L.P. ("Loomis Sayles")
              Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
              Westpeak Global Advisors, L.P. ("Westpeak")
Category:     Large-Cap Equity


        Ticker Symbol:        Class A           Class B              Class C
                               NEFVX             NEVBX                NECVX

Investment Goal

The Fund seeks a reasonable, long-term investment return from a combination of market appreciation and dividend income from equity securities.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing, which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders, with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among the its four segments, which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities. The Fund primarily invests in the common stocks of mid- and large- capitalization companies of various industries. The companies in which the Fund invests are value-oriented according to one or more of the following measures: price-to-earnings ratio, return on equity, dividend yield, price-to-book value ratio or price-to-sales ratio.

The Fund may also:

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Value Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro."

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The Fund assumed a multi-manager structure on February 28, 2000. This chart and table reflect results achieved by the previous sole subadviser for periods prior to February 28, 2000. The Fund's performance may have been different under its current advisory arrangements and investment policies.

The bar chart shows the Fund's total returns for Class A shares for each of the last ten calendar years. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.


-----------------------------------------------------------------------------------------------------------------------
                                                     Total Return
   1992         1993        1994        1995        1996        1997        1998        1999        2000       2001
  16.62%       16.99%      -1.39%      32.32%      26.31%      20.95%      7.07%       -6.92%      2.03%       1.32%
------------ ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------

         Highest Quarterly Return: Fourth Quarter 1998, up 17.52%
         Lowest Quarterly Return: Third Quarter 1998, down 15.17%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 1000 Value Index, an unmanaged subset of stocks from the larger Russell 3000 Index, selected for their greater value orientation. They are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large-Cap Value Fund and Lipper Multi-Cap Value Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charges that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions and returns after taxes on distributions and sales of Fund shares. The Russell 1000 Value Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large-Cap Value Fund Average and Lipper Multi-Cap Value Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.


    -------------------------------------------------------------------------------------------------------------------
    Average Annual Total Returns               Past 1 Year  Past 5     Past 10     Since Class B      Since Class C
    (for the periods ended December 31, 2001)                Years      Years        Inception          Inception
                                                                                     (9/13/93)         (12/30/94)
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
    Class A - Return Before Taxes                -4.47%      3.26%     10.19%            -                  -
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions*      -4.47%      1.33%      7.66%            -                  -
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
       Return After Taxes on Distributions &     -2.72%      2.39%      7.68%            -                  -
       Sales of Fund Shares*
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
    Class B - Return Before Taxes                -4.45%      3.45%        -            9.09%                -
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
    Class C - Return Before Taxes                -1.40%      3.51%        -              -               10.05%
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
    Russell 1000 Value Index**                   -5.59%     11.13%     14.13%         13.24%             16.16%
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
    Morningstar Large-Cap Value Fund Average**   -5.30%      8.80%     11.80%         11.70%             13.60%
    -------------------------------------------------------------------------------------------------------------------
    -------------------------------------------------------------------------------------------------------------------
    Lipper Multi-Cap Value Funds Average**       -1.78%     10.51%     13.28%         12.90%             14.72%
    -------------------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401k plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

    For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Star Value Fund - More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates primarily invests in the common stocks of mid- and large- capitalization companies that Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:
                          |X| Positive free cash flow
                      |X| High level of insider ownership
                    |X| Favorable earnings growth potential

In making investment decisions for constructing a concentrated portfolio, Harris Associates generally employs the following methods:
o Harris Associates uses a fundamental bottom-up investment approach, which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

Loomis Sayles uses fundamental research in a value-oriented selection process to seek companies with the following characteristics:
          |X| Low price-to-earnings ratios based on earnings estimates
                        |X| Competitive return on equity
              |X| Competitive current and estimated dividend yield
                        |X| Favorable earnings prospects

In selecting investments for its Fund segment, Loomis Sayles employs the following strategy:
o Loomis Sayles starts with a universe of approximately1,400 companies, primarily those with a market capitalization in excess of $2 billion.

o Stocks are then ranked using the Loomis Sayles' proprietary valuation model based on low price-to-earnings ratios, earnings estimate revisions and quality.
o Stocks are selected based on fundamental research focusing on those that are ranked favorably in the valuation model.
o Its segment's portfolio is constructed by choosing approximately 60 to 70 stocks that Loomis Sayles believes offer the best combination of attractive valuation characteristics and positive fundamentals.
o The portfolio construction process also attempts to minimize risk through careful evaluation of diversification and other risk factors.
o Loomis Sayles will generally sell a stock when its price objective has been attained, if its fundamentals deteriorate, or when a stock with greater potential is identified.

Vaughan Nelson

In managing its segment of the Fund, Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have each of these attributes:
                   |X| Low price-to-sales relative to market
                      |X| Higher yield relative to market
                  |X| Low price-to-earnings relative to market
                 |X| Low price-to-book value relative to market

In selecting investments for its segment of the Fund, Vaughan Nelson employs the following strategy:
o Vaughan Nelson uses a value-driven investment philosophy that selects stocks selling at a relatively low value based primarily on the four criteria mentioned above. Vaughan Nelson selects companies that it believes are out-of-favor or misunderstood.
o Vaughan Nelson starts with an investment universe of 5,000 securities. Vaughan Nelson then uses value-driven screens to create a research universe of 300 to 400 companies with market capitalizations of at least $2 billion.
o Vaughan Nelson will generally sell a stock when its relative valuation reverts to its historical average, when the issuer shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

Westpeak

Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:
|X|   Earnings-to-price ratios
|X|   Earnings growth rates
|X|   Positive earnings surprises
|X|   Book-to-price ratios
|X|   Dividend yields

Westpeak invests in stocks of companies in the Russell 3000 Growth Index. This universe of stocks represents small, medium and large capitalization companies.

Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectations rank for each stock is placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Goals, Strategies & Risks
CDC Nvest Star Small Cap Fund


Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:  Harris Associates L.P. ("Harris Associates")
              Loomis, Sayles & Company, L.P. ("Loomis Sayles")
              RS Investment Management, L.P. ("RS Investments")
              Salomon Brothers Asset Management Inc ("Salomon Brothers")
Category:     Small-Cap Equity


        Ticker Symbol:        Class A         Class B            Class C
                               NEFJX           NEJBX              NEJCX

Investment Goal

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing, which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders, with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among the its four segments, which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund, under normal market conditions, invests at least 80% of its net assets (plus borrowings made for investment purposes) in investments in companies that, at the time of purchase, have market capitalizations within the capitalization range of the Russell 2000 Index, a market value-weighted unmanaged index of the 2000 smallest companies in the Russell 3000 Index. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy. The Fund may, however, invest in companies with larger capitalizations.

 The Fund may also:
o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
o    Invest in convertible preferred stock and convertible debt securities.
o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
o    Invest in foreign securities, including those of emerging markets.

o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.
o    Invest in real estate investment trusts ("REITs").

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Small Cap Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Small-cap companies: Small-cap companies tend to have more limited markets and resources, and less liquidity, than companies with larger market capitalizations. Consequently, share prices of small-cap companies can be more volatile than, and perform differently from, larger company stocks.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.


For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                  Total Return
   1997         1998        1999        2000        2001
  26.97%       2.05%       65.38%     -12.22%     -12.05%
--------------------------------------------------------------------------------
(DELTA)  Highest Quarterly Return: Fourth Quarter 1999, up 42.28%
         Lowest Quarterly Return: Third Quarter 2001, down 26.44%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 2000 Index, a market value-weighted, unmanaged index of small company common stocks. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Small-Cap Growth Fund and Lipper Small-Cap Growth Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or average. The Fund's total returns, on a class by class basis, reflect its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions and returns after taxes on distributions and sales of Fund shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Morningstar Small-Cap Growth Fund Average and Lipper Small-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.


 -------------------------------------------------------------------------------------------------------
 Average Annual Total Returns                                                     Since Class Inception
 (for the periods ended December 31, 2001)      Past 1 Year      Past 5 Years          (12/31/96)
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
 Class A - Return Before Taxes                    -17.12%            9.29%                9.29%
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions*         -17.12%            6.96%                6.96%
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions &        -10.43%            6.93%                6.93%
     Sales of Fund Shares*
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
 Class B - Return Before Taxes                    -17.10%            9.49%                9.49%
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
 Class C - Return Before Taxes                    -14.47%            9.54%                9.54%
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
 Russell 2000 Index**                              2.49%             7.52%                7.52%
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
 Morningstar Small-Cap Growth Fund Average**       -9.10%            8.90%                8.90%
 -------------------------------------------------------------------------------------------------------
 -------------------------------------------------------------------------------------------------------
 Lipper Small-Cap Growth Funds Averages**         -10.79%            8.51%                8.51%
 -------------------------------------------------------------------------------------------------------

* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401k plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**The returns of each Index and Average do not reflect the effect of taxes.

 The returns for each Index and Average are calculated from 12/31/96 for Classes A, B and C shares.

 For expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Star Small Cap Fund - More on Investment Strategies

 The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates primarily invests in the common stocks of "small cap companies" in the United States. Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
                          |X| Positive free cash flow
                      |X| High level of insider ownership
                    |X| Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:
o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

Under normal market conditions, Loomis Sayles invests at least 80% of its segment's net assets (plus borrowings made for investment purposes) in investments in companies that have market capitalization within the capitalization range of the Russell 2000 Index at the time of purchase. Loomis Sayles may also invest up to 20% of its segment's assets in companies with larger capitalization levels.

This segment of the Star Small Cap Fund focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies that possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have each of these attributes:
         |X| New and/or distinctive products, technologies or services
  |X| Dynamic earnings growth with prospects for high levels of profitability |X| Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:
o Loomis Sayles begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.
o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles' analysts evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.
o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, and an assessment of the quality of its management team as well as the company's competitive position.
o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The segment's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near term earnings prospects, positions will be reduced. Under normal market conditions, the segment remains fully invested with less than 5% of its assets held as cash.
o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities may be sold when their market capitalization exceeds the capitalization range of the Russell 2000 Index. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

RS Investments

RS Investments pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:
|X|  A new product launch
|X|  A new management team
|X|  Expansion into new markets
|X|  Realization of undervalued assets

In making investment decisions, RS Investments generally employs the following methods:
o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.
o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.
o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.
o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.
o    RS Investments considers selling or initiating the sell process when:

     - A stock has reached the price objective set by RS Investments.

     - A stock declines 15% from the original purchase price. If this occurs, RS Investments will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

     - Negative fundamental changes occur relating to management, product definition or economic environment.

     - More attractive opportunities are identified.



Salomon Brothers

Salomon Brothers emphasizes individual security selection while spreading the fund's investments among industries and sectors. The management team uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector.

Salomon Brothers uses quantitative parameters to select a universe of smaller capitalized companies that fit the fund's general investment criteria. In selecting individual securities from within this range, the manager looks for "value" attributes, such as:

|X| Low stock price relative to earnings, book value and cash flow; and |X| High return on invested capital.

Salomon Brothers also uses quantitative methods to identify catalysts and trends that might influence the fund's industry or sector focus, or the manager's individual security selection.

Goals, Strategies & Risks
CDC Nvest Star Advisers Fund


Adviser:        CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:    Harris Associates L.P. ("Harris Associates")
                Loomis, Sayles & Company, L.P. ("Loomis Sayles")
                Mercury Advisors  ("Mercury")
Category:       All-Cap Equity

        Ticker Symbol:         Class A            Class B             Class C
                                NEFSX              NESBX               NECCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing, which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders, with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among the its four segments, which are managed by the subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Loomis)of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:
o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
o    Invest in real estate investment trusts ("REITs").
o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.
o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
o    Invest in convertible preferred stock and convertible debt securities.
o Enter into options, futures, swap contracts and currency hedging transactions.
o    Invest in initial public offerings ("IPOs") and Rule 144A securities.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Advisers Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.. Rule 144A securities may be more illiquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return. Prior to March 1, 2001 and July 1, 2001, two of the four segments of the Fund had different subadvisers. The Fund's performance may have been different under its current advisory arrangements and investment strategies.


--------------------------------------------------------------------------------
                                  Total Return
  1995         1996        1997        1998        1999        2000        2001
 34.36%       18.98%      20.17%      19.26%      46.44%     -16.98%      -9.36%
--------------------------------------------------------------------------------
(DELTA)  Highest Quarterly Return: Fourth Quarter 1999, up 30.94%
         Lowest Quarterly Return: Third Quarter 2001, down 15.91%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the S&P 500 Index, a market value-weighted, unmanaged index of common stock prices for 500 selected stocks, the Wilshire 4500 Index, an unmanaged index of U.S. mid- and small-sized company stocks, and the Standard & Poor's Midcap 400 Index ("S&P 400 Index"), an unmanaged index representing the performance of the mid-sized company segment of the U.S. market. The Wilshire 4500 Index has been added because it is more representative of the type of mid- to small-sized U.S. stocks in which the Fund can invest. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Large Cap Growth Fund and the Lipper Multi-Cap Growth Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions and returns after taxes on distributions and sales of Fund shares. The S&P 500 Index, the Wilshire 4500 Index and S&P 400 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Large Cap Growth Fund Average and Lipper Multi-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charge.


--------------------------------------------------------------------------------------------------------------
Average Annual Total Returns                                                         Since Class Inception
(for the periods ended December 31, 2001)           Past 1 Year    Past 5 Years            (7/07/94)
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Class A - Return Before Taxes                         -14.57%          8.28%                13.21%
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    Return After Taxes on Distributions*              -14.59%          4.61%                 9.82%
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    Return After Taxes on Distributions & Sales of     -8.87%          5.54%                 9.79%
    Fund Shares*
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Class B - Return Before Taxes                         -14.58%          8.52%                13.27%
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Class C - Return Before Taxes                         -11.78%          8.55%                13.12%
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S&P 500 Index**                                       -11.87%         10.70%                15.20%
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Wilshire 4500 Index**                                  -9.33%          7.16%                11.50%
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S&P 400 Index**                                        -0.62%         16.11%                17.53%
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Morningstar Large Cap Growth Fund Average **          -23.60%          8.10%                12.20%
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Lipper Multi-Cap Growth Funds Average **              -10.89%          9.58%                13.43%
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* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401k plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**The returns of each Index and Average do not reflect the effect of taxes.

The returns of each Index and Average are calculated from 7/31/94 for Classes A, B and C shares.

    For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Star Advisers Fund - More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Harris Associates

The segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based upon its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
                          |X| Positive free cash flow
                      |X| High level of insider ownership
                    |X| Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:
o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles - Small Cap Value Segment

The segment of the Fund managed by Loomis Sayles invests primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalizations of those companies constituting the Russell 2500 Index, an unmanaged index of the 2,500 smallest companies in the Russell 3000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing companies undervalued by the market in relation to earnings, dividends, assets, and growth prospects. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics:
                        |X| Strong fundamental prospects
                        |X| Low price-to-earnings ratio
                       |X| Higher than average cash flows
                           |X| Strong balance sheets

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It also invests a smaller portion of its segment's assets in companies which it believes are undergoing a "special situation" or turn-around. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:
o Loomis Sayles begins with a universe of approximately 3,000 companies, identified through the intensive research of Loomis Sayles analysts. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.
o Next, the portfolio managers with the assistance and guidance of Loomis Sayles analysts put the companies through several screens to determine which companies provide the best earnings growth potential while at the same time appear to be the most undervalued by the market relative to the Russell 2500 Index.
o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio across many economic sectors so that the segment is protected against the inherent volatility of small capitalization companies.
o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies as to whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.
o Loomis Sayles will generally sell a position when it reaches its target valuation, the fundamental outlook is deteriorating or when other more favorable opportunities arise.

Loomis Sayles - Mid Cap Growth Segment

This segment of the Fund managed by Loomis Sayles invests primarily in common stocks with market capitalizations, at the time of investment, within the capitalization range of companies included in the Russell Midcap Growth Index. Loomis Sayles seeks securities with the following characteristics:
o    Distinctive products, technologies or services
o Attractive valuation relative to both competitors and their own operating history
o    Strong management team
o    Competitive barriers to entry within the company's industry

In making investment decisions, Loomis Sayles employs the following methods:
o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth.
o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above. The market capitalization of these companies will generally be within the range of companies included in the Russell Midcap Growth Index.
o Analysts and portfolio managers continuously monitor investments. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for the investment originally.
o Loomis Sayles will generally sell a position if earnings or fundamentals deteriorate, if there is significant change in management or when other more favorable opportunities arise.


Mercury

The segment of the Fund managed by Mercury, under normal conditions, pursues long-term growth of capital. The segment primarily invests in a portfolio of common stocks of U.S. companies. The companies selected by Mercury for the segment typically have the following characteristics:
|X| Market capitalizations of any size with emphasis on capitalizations greater than $500 million
|X| Above-average rates of earnings growth. Some, but not all of the factors that may contribute to above-average rates of earnings growth include:
        -    Above-average growth rates in sales
        -    Improvements in profit margins
        -    Providing proprietary or niche products and services
        -    Strong industry growth

The segment may also invest in the securities of foreign companies, either directly or indirectly, through American Depository Receipts, as well as securities convertible into securities of foreign companies.

In making investment decisions, Mercury generally employs the following methods:
o Investment ideas are generated through company visits, financial reports, external research and extensive in-house analysis.
o The investment process assesses industry momentum and cycles as well as corporate revenue and earnings growth.
o Industries are evaluated based on expectations of future earnings momentum and the confirmation of these expectations over time; Mercury believes sector selection will be a significant contributor to the segment's long-term performance.
o Mercury will usually sell a position if company fundamentals or management do not perform to expectations.

Goals, Strategies & Risks
CDC Nvest Star Growth Fund

Adviser:      CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:  Miller Anderson
              RS Investment Management, L.P. ("RS Investments")
              Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson")
              Westpeak Global Advisors, L.P. ("Westpeak")
Category:     All-Cap Equity

Ticker Symbol:            Class A            Class B                Class C
                           NFGAX              NFGBX                  NFGCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing, which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders, with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policies adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among the its four segments, which are managed by the subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its distinct investment style and strategy.

Under normal market conditions, the Fund invests substantially all of its assets in equity securities.

The Fund may also:
o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets and related currency hedging transactions.
o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.
o    Invest in real estate investment trusts ("REITs").
o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
o    Invest in convertible preferred stock and convertible debt securities.
o Enter into options, futures, swap contracts and currency hedging transactions.
o    Invest in initial public offerings ("IPOs") and Rule 144A securities.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Growth Fund - More on Investment Strategies."

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Fund's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Fund.. Rule 144A securities may be more illiquid than other equity securities. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. The performance results below reflect results achieved by the Fund's predecessor which retained a different adviser and did not use a multi-segment structure prior to November 16, 2001. In addition, the Fund used different investment strategies prior to November 16, 2001. Because the Fund's current investment strategies, advisory arrangements and its multi-segment structure differ from those of its predecessor, the past performance results shown below may have been different had the current arrangements been in place during the periods shown.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

-------------------------------------------------
                 Total Return+
    1998         1999        2000        2001
   50.00%       73.21%     -41.30%     -33.59%
-------------------------------------------------
(DELTA)  Highest Quarterly Return: Fourth Quarter 1999, up 50.97%
         Lowest Quarterly Return: Fourth Quarter 2000, down 30.76%

The table below shows how average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Russell 3000 Index, a market value-weighted, unmanaged index of the 3,000 largest U.S. companies. They are also compared to the returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar Mid Cap Growth Fund and Lipper Multi-Cap Growth Funds Averages, each an average of the total returns of mutual funds with a current investment style similar to that of the Fund. You may not invest directly in an index or an average. The Fund's total returns reflect, on a class by class basis, its expenses and the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions and returns after taxes on distributions and sales of Fund shares. The Russell 3000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar Mid Cap Growth Fund Average and Lipper Multi-Cap Growth Funds Average returns have been adjusted for these expenses but do not reflect any sales charges.


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                                                                 Since Fund    Since Classes B &
Average Annual Total Returns+                                    Inception        C Inception
(for the periods ended December 31, 2001)        Past 1 Year     (12/31/97)       (10/29/99)
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Class A - Return Before Taxes                      -37.38%         -1.15%              -
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    Return After Taxes on Distributions*           -37.38%         -2.40%              -
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    Return After Taxes on Distributions & Sales    -22.77%         -1.16%              -
    of Fund Shares*
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Class B - Return Before Taxes                      -37.44%           -              -25.04%
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Class C - Return Before Taxes                      -35.37%           -              -24.30%
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Russell 3000 Index**                               -11.46%         5.31%            -4.94%
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Morningstar Mid Cap Growth Fund Average**          -23.60%         5.01%            -10.31%
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Lipper Multi-Cap Growth Funds Average**            -26.00%         4.31%            -9.11%
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* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401k plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**The returns of each Index and Average do not reflect the effect of taxes.

+The returns shown above reflect the results of the Kobrick Capital Fund, the Fund's accounting predecessor, whose assets (along with those of the Kobrick Emerging Growth Fund) were acquired by the Star Growth Fund on November 16, 2001.

Until October 29, 1999, the Fund had only one class of shares and was offered without a sales charge. Returns prior to that date have been adjusted to reflect sales loads of the Fund's multiple class structure. See "Fund Fees & Expenses."

The returns for each Index and Average are calculated from December 31, 1997 fpr Class A shares and from October 31, 1999, for Classes B and C shares.

    For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
 CDC Nvest Star Growth Fund - More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the four subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Miller Anderson

The Miller Anderson segment of the Fund invests primarily in common stocks of companies with capitalizations generally in the range of companies included in the Russell Midcap Growth Index. Miller Anderson focuses on companies that demonstrate, in its view, one or more of the following characteristics, although not all of the companies selected will have these characteristics:
|X|  Superior growth prospects
|X|  Accelerating returns
|X|  Sustainable competitive advantage
|X|  Experienced and incentivized management teams

In making investment decisions, Miller Anderson generally employs the following methods:
o It conducts extensive fundamental bottom-up analysis to evaluate potential candidates for purchase by using financial modeling to evaluate earnings data. In addition, it monitors qualitative measures, including a company's competitive position within its industry and its management quality.
o    It also evaluates market valuations.
o Miller Anderson follows a strict sell discipline, selling stocks when it determines that they no longer meet investment criteria.

RS Investments

RS Investments pursues the Fund's goal by selecting securities for its segment based on a flexible, research-driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one- to three-year time horizon. The catalysts that spur growth in these small companies may consist of:
|X|  A new product launch
|X|  A new management team
|X|  Expansion into new markets
|X|  Realization of undervalued assets

In making investment decisions, RS Investments generally employs the following methods:
o RS Investments begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.
o RS Investments identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investments evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.
o RS Investments will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investments make a decision to buy a particular stock.
o    RS Investments considers selling or initiating the sell process when:

     - A stock has reached the price objective set by RS Investments.

     - A stock declines 15% from the original purchase price. If this occurs, RS Investments will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

     - Negative fundamental changes occur relating to management, product definition or economic environment.

     - More attractive opportunities are identified.

Vaughan Nelson

Under normal market circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in investments in companies that have market capitalization within the capitalization range of the Russell 1000 Growth Index. The Fund will provide shareholders with notice at least 60 days in advance of any change to such policy adopted by the Board. Vaughan Nelson uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:
|X|  Quality management
|X|  Strong financials
|X|  Competitive products
|X|  Positive economic outlooks

In selecting investments for its segment, Vaughan Nelson employs the following strategy:
o It starts from a universe of more than 5,000 companies, screening out companies with less than $1 billion market in capitalization.
o Next, Vaughan Nelson screens for strong earnings and revenue growth over rolling 5-year periods.
o Choosing 100-150 target companies, Vaughan Nelson then applies growth rate analysis and industry catalyst research to find 40-50 strong stocks for the portfolio.
o Vaughan Nelson targets stocks for sale due to underperformance in earnings relative to targets, unfavorable changes in the company or its industry or when price targets are achieved.

Westpeak

Westpeak constructs a portfolio of recognizable, reasonably priced stocks by combining its experience and judgment with a dynamic weighting process known as "portfolio profiling." The portfolio emphasizes the financial factors that Westpeak feels are most likely to be rewarded by the market in the future. Using proprietary research based on economic, market and company specific information, Westpeak analyzes each stock and ranks them based on factors such as:
|X|      Earnings-to-price ratios
|X|      Earnings growth rates
|X|      Positive earnings surprises
|X|      Book-to-price ratios
|X|      Dividend yields

Westpeak invests in stocks of companies in the Russell 3000 Growth Index. This universe of stocks represents small, medium and large capitalization companies.

Westpeak screens these stocks using fundamental growth and value criteria and calculates a "fundamental rank" for each stock. This rank reflects a historical analysis of the company using approximately 70 growth, value and industry characteristics. All of the stocks are then screened using various Wall Street analysts' historical and projected earnings estimates for the company and each is assigned an "expectations rank." The rank accounts for the company's recent and historical earnings revisions and the potential for "positive earnings surprises."

The fundamental and expectations rank for each stock is placed in a valuation matrix to evaluate whether to buy, sell or hold a stock. The final step is the use of proprietary methodology to arrange the selected stocks into an optimal portfolio using their respective fundamental and expectation ranks and risk characteristics.

Goals, Strategies & Risks
CDC Nvest Star Worldwide Fund

Adviser:       CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers")
Subadvisers:   Hansberger Global Investors, Inc. ("Hansberger")
               Harris Associates L.P. ("Harris Associates")
               Loomis, Sayles & Company, L.P. ("Loomis Sayles")
Category:      Global Equity

        Ticker Symbol:      Class A         Class B          Class C
                             NEFDX           NEDBX            NEDCX

Investment Goal

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

Principal Investment Strategies

CDC IXIS Advisers believes the Star Concept -- the Star Funds' multi-manager approach to equity investing, which combines the varied styles of multiple subadvisers in selecting securities for each of the Fund's four segments -- offers uncommon diversification and a different investment opportunity than funds managed by a single adviser using a single style. CDC IXIS Advisers believes that having several subadvisers with varying and successful management styles may increase the likelihood that the Fund may produce better returns for its shareholders, with less variability of return and less risk of persistent underperformance than a fund managed by a single adviser.

Subject to the allocation policy adopted by the Fund's Board of Trustees, CDC IXIS Advisers generally allocates capital invested in the Fund equally among its four segments, which are managed by the three subadvisers set forth above. Each subadviser manages its segment (or segments in the case of Harris) of the Fund's assets in accordance with its distinct investment style and strategy.

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Non-U.S. markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Non-U.S. markets include those located in large, developed countries such as Great Britain and in smaller, developing markets such as Thailand.

The Fund may also:
o Invest up to 35% of its assets in fixed-income securities, including government bonds as well as lower quality debt securities.
o    Invest in convertible preferred stock and convertible debt securities.
o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its investment goal.
o    Invest in real estate investment trusts ("REITs").
o Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains which may lower the Fund's return.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "CDC Nvest Star Worldwide Fund -- More on Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report. (See back cover.)

Principal Investment Risks

Equity securities: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies, which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks, primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.

Foreign securities: Subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro." Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

Fixed-income securities: Subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages, as well as other risks particular to investments in real estate.

For additional information see the section entitled "More About Risk."

Evaluating the Fund's Past Performance

The bar chart and table shown below give an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for the one-year, five-year and ten-year periods (or since inception if shorter) compare with those of a broad measure of market performance and those of certain indices and averages of funds with similar objectives. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since the first full year of operations. The returns for Classes B and C shares differ from the Class A returns shown in the bar chart to the extent their respective expenses differ. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

--------------------------------------------------------------------------------
                                  Total Return
   1996         1997        1998        1999        2000        2001
  16.67%       12.68%      4.01%       37.63%     -12.22%      -8.98%
--------------------------------------------------------------------------------
(DELTA)  Highest Quarterly Return: Fourth Quarter 1999, up 24.05%
         Lowest Quarterly Return: Third Quarter 1998, down -16.88%

The table below shows how the average annual total returns for each class of the Fund (before and after taxes for Class A) for the one-year, five-year and ten-year periods (or since inception if shorter) compare to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world and and the Morgan Stanley Capital International Europe Australasia and Far East Index (MSCI EAFE), an unmanaged index of common stocks traded ouside the U.S. The returns are also compared to returns, as calculated by Morningstar, Inc. and Lipper, Inc., of the Morningstar World Stock Fund and Lipper Global Funds Averages, each an average of the total returns of mutual funds with an investment style similar to that of the Fund. You may not invest directly in an index or average. The Fund's total returns reflect, on a class by class basis, the maximum sales charge that you may be required to pay when you buy or redeem the Fund's shares. Class A total returns have also been calculated to reflect returns after taxes on distributions and returns after taxes on distributions and sales of Fund shares. The MSCI World Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Morningstar World Stock Fund Average and Lipper Global Funds Average returns have been adjusted for these fees but do not reflect any sales charges.


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Average Annual Total Returns                                                 Since Class Inception
(for the periods ended December 31, 2001)  Past 1 Year     Past 5 Years           (12/29/95)
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Class A - Return Before Taxes                -14.22%          3.96%                  5.98%
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    Return After Taxes on Distributions*     -14.40%          2.25%                  4.44%
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    Return After Taxes on Distributions &     -8.56%          2.98%                  4.66%
    Sales of Fund Shares*
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Class B - Return Before Taxes                -14.22%          4.13%                  6.24%
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Class C - Return Before Taxes                -11.53%          4.22%                  6.07%
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MSCI World Index **                          -16.82%          5.37%                  6.68%
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MSCI EAFE                                    -21.44%          0.89%                  1.74%
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Morningstar World Stock Fund Average**       -17.40%          5.70%                  7.61%
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Lipper Global Funds Average**                -17.36%          5.73%                  7.51%
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* After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401k plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for only one class of the Fund. After-tax returns for the other classes of the Fund will vary.

**The returns of each Index and Average do not reflect the effect of taxes.

         The returns for each Index and Average are calculated from 12/31/95 for Classes A, B and C shares.

         For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses."

Goals, Strategies & Risks
CDC Nvest Star Worldwide Fund - More on Investment Strategies

The Fund's portfolio is divided into four different segments managed by the three different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

Hansberger

In managing its segment of the Fund, Hansberger follows a flexible investment policy that allows it to select those investments it believes are best suited to achieve the Fund's investment objective over the long term, using a disciplined, long-term approach to international investing. The segment will primarily invest in the equity securities of companies organized or headquartered outside of the United States. The segment will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. In general, Hansberger seeks companies for its segment with the following characteristics, although not all of the companies selected will have these attributes:
o   High secular growth
o   Superior profitability
o Medium to large capitalizations, although there are no limitations on the size of the companies in which the segment may invest

In making investment decisions, Hansberger generally employs the following methods:
o Securities are selected on the basis of fundamental company-by-company analysis.
o In choosing equity instruments, Hansberger typically will focus on the market price of a company's securities relative to its evaluation of the company's long-term earnings and cash flow potential.
o In addition, a company's valuation measures, including but not limited to price-to-earnings ratio and price-to-book ratio, will customarily be considered.
o Portfolio risk is controlled through top-down geographic and sector allocation.

Hansberger generally sells a security if its price target is met, the company's fundamentals change, or if the portfolio is fully invested and a better investment opportunity arises.

Harris Associates - International Segment

In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment. However, due to the inherent risks associated with investing in foreign securities, Harris Associates further evaluates:
 |X| The relative political and economic stability of the issuer's home country
                   |X| The ownership structure of the company
                     |X| The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits to this segment's geographic asset distribution, but to provide adequate diversification, this segment of the Fund will generally be invested in at least five countries outside the United States.

Harris Associates - U.S. Segment

The U.S. segment of the Fund managed by Harris Associates invests primarily in the common stocks of large and mid-capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value." Harris Associates' value-oriented investment philosophy is based on its belief that over time a stock's discounted market price and its true business value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth while also protecting from downside risk. It therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have each of these attributes:
                          |X| Positive free cash flow
                      |X| High level of insider ownership
                    |X| Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:
o Harris Associates uses a fundamental bottom-up investment approach which means that it focuses on individual companies rather than macro-economic factors or specific industries. Each company is analyzed on a case-by-case basis to select those that meet Harris Associates' standards of quality and value.
o Once Harris Associates determines that a stock sells at a significant discount to its true business value and has other attractive qualities such as a positive free cash flow, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.
o Investments are continuously monitored by both analysts and portfolio managers. A senior committee sets specific "buy" and "sell" targets for each company. Harris Associates will generally buy a stock when it believes the stock sells for a price below 60% of its true business value, and will generally sell a stock when it believes the stock price approaches 90% of its true business value.

Loomis Sayles

The segment of the Star Worldwide Fund managed by Loomis Sayles will invest primarily in equity securities of companies organized or headquartered outside of the United States. The segment will hold securities from at least three different countries, including those within emerging markets. The segment focuses on securities with large market capitalization, but may invest in securities with any size capitalization. The securities selected by Loomis Sayles for the segment typically have the following characteristics, although not all of the companies selected by Loomis Sayles will have these attributes:
             |X| Strong, competitive position as an industry leader
                            |X| Strong pricing power
                        |X| Strong distribution channels
                |X| Improving business or financial fundamentals

In making investment decisions, Loomis Sayles employs the following methods:
o Loomis Sayles uses a bottom-up, fundamental research process to build the segment's portfolio.
o It looks for growth-oriented stocks of well-managed companies that typically have the characteristics listed above.
o In addition to its bottom-up approach to security selection, an overlay of country and industry macro-economic data is used to provide guidelines for portfolio weighting with a view towards minimizing portfolio risk.
o The strong Loomis Sayles research team is combined with a global network of research contacts to provide a steady stream of information and ideas.
o Loomis Sayles will sell a position when the fundamental outlook is deteriorating or when other more favorable opportunities arise.
o Loomis Sayles uses a "No-Walls Decision MakingTM" investment process, in which the managers all meet in person to exchange ideas and make portfolio decisions. Each buy and sell decision is subject to intense scrutiny by the entire team, which allows the skill and unique perspective of each manager on the team to be leveraged.

Fund Fees & Expenses

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

Shareholder Fees

(fees paid directly from your investment)


----------------------------------------------------------- --------------- -------------- ---------------
                                                               Class A         Class B        Class C
----------------------------------------------------------- --------------- -------------- ---------------
----------------------------------------------------------- --------------- -------------- ---------------
Maximum sales charge (load) imposed on purchases (as a
         percentage of offering price)(1)(2)                    5.75%           None          1.00%(4)
----------------------------------------------------------- --------------- -------------- ---------------
----------------------------------------------------------- --------------- -------------- ---------------
Maximum deferred sales charge (load) (as a percentage of
         original purchase price or redemption proceeds,
         as applicable)(2)                                       (3)            5.00%          1.00%
----------------------------------------------------------- --------------- -------------- ---------------
----------------------------------------------------------- --------------- -------------- ---------------
Redemption fees                                                 None*           None*          None*
----------------------------------------------------------- --------------- -------------- ---------------

(1) A reduced sales charge on Class A and Class C shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2)  Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies ("CDSC") with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges Are Calculated" within the section entitled "Fund Services."
(4) Accounts established prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.

*Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)


---------------------- -------------------------------- ------------------------------- -------------------------------
                          CDC Nvest Star Value Fund     CDC Nvest Star Small Cap Fund    CDC Nvest Star Advisers Fund
---------------------- -------------------------------- ------------------------------- -------------------------------
-----------------------------------------------------------------------------------------------------------------------
                       Class A     Class B   Class C    Class A   Class B    Class C   Class A    Class B    Class C
-----------------------------------------------------------------------------------------------------------------------
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Management fees         0.75%       0.75%     0.75%      1.05%     1.05%      1.05%     1.04%      1.04%      1.04%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Distribution and/or     0.25%       1.00%*     1.00%*    0.25%     1.00%*     1.00%*    0.25%      1.00%*     1.00%*
service (12b-1) fees
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Other expenses          0.64%       0.64%     0.64%      0.78%     0.78%      0.78%     0.54%      0.54%      0.54%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total annual fund       1.64%       2.39%     2.39%      2.08%     2.83%      2.83%     1.83%      2.58%      2.58%
operating expenses
-----------------------------------------------------------------------------------------------------------------------



------------------------- -------------------------------------- ---------------------------------------
                              CDC Nvest Star Worldwide Fund           CDC Nvest Star Growth Fund**
------------------------- -------------------------------------- ---------------------------------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
                           Class A     Class B       Class C      Class A     Class B       Class C
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
Management fees             1.05%       1.05%         1.05%        1.00%       1.00%         1.00%
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
Distribution and/or         0.25%       1.00%*        1.00%*       0.25%        1.00%*        1.00%*
service (12b-1) fees
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
Other expenses              0.82%       0.82%         0.82%        0.85%       0.85%         0.85%
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
Total annual fund           2.12%       2.87%         2.87%        2.10%       2.85%         2.85%
operating expenses
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
Fee Waiver and/or           0.00%       0.00%         0.00%        0.60%       0.60%         0.60%
Expense Reimbursement
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------
Net Expenses                2.12%       2.87%       2.87%          1.50%       2.25%       2.25%
------------------------- ----------- ----------- -------------- ----------- ----------- ---------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

** CDC IXIS Advisers has given a binding undertaking to this Fund to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the Fund's average daily net assets for Classes A, B and C shares. This undertaking is in effect through December 31, 2003 and will be reevaluated on an annual basis. The advisory agreement between CDC IXIS Advisers and CDC Nvest Funds Trust I on behalf of the Star Growth Fund sets forth a management fee rate of 1.00%. CDC IXIS Advisers, however, has agreed to waive a portion of its fee so that the effective management fee is 0.90% through April 30, 2003.

Example

This example*, which is based upon the expenses shown in the "Annual Fund Operating Expenses" table, is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that:
        |X| You invest $10,000 in a Fund for the time periods indicated; |X| Your investment has a 5% return each year;
        |X| A Fund's operating expenses remain the same; and |X| All dividends and distributions are reinvested.

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:


        --------------- ----------------------------------------- -------------------------------------------
                               CDC Nvest Star Value Fund                CDC Nvest Star Small Cap Fund
        --------------- ----------------------------------------- -------------------------------------------
        -----------------------------------------------------------------------------------------------------
                       Class        Class            Class        Class         Class            Class
                          A           B                 C            A            B                 C
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
                                (1)      (2)      (1)      (2)              (1)      (2)      (1)     (2)
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        1 year           $732     $742     $242     $440    $340     $774     $786     $286    $483     $383
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        3 years        $1,063   $1,045     $745     $838    $838   $1,189   $1,177     $877    $968     $968
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        5 years        $1,415   $1,475   $1,275   $1,363  $1,363   $1,629   $1,694   $1,494  $1,579   $1,579
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        10 years**     $2,407   $2,540   $2,540   $2,799  $2,799   $2,847   $2,979   $2,979  $3,225   $3,225
        -----------------------------------------------------------------------------------------------------



        --------------- ----------------------------------------- -------------------------------------------
                              CDC Nvest Star Advisers Fund              CDC Nvest Star Worldwide Fund
        --------------- ----------------------------------------- -------------------------------------------
        -----------------------------------------------------------------------------------------------------
                       Class        Class            Class        Class         Class            Class
                          A           B                 C            A            B                 C
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
                                (1)      (2)      (1)      (2)              (1)      (2)      (1)     (2)
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        1 year           $750     $761     $261     $459    $359     $778     $790     $290    $487     $387
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        3 years        $1,117   $1,102     $802     $894    $894   $1,201   $1,189     $889    $980     $980
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        5 years        $1,508   $1,570   $1,370   $1,457  $1,457   $1,649   $1,713   $1,513  $1,598   $1,598
        -----------------------------------------------------------------------------------------------------
        -----------------------------------------------------------------------------------------------------
        10 years**     $2,599   $2,732   $2,732   $2,986  $2,986   $2,886   $3,017   $3,017  $3,263   $3,263
        -----------------------------------------------------------------------------------------------------



        -------------- ---------------------------------------------------
                           CDC Nvest Star Growth Fund
        -------------- ---------------------------------------------------
        ------------------------------------------------------------------
                       Class          Class                 Class
                          A             B                     C
        ------------------------------------------------------------------
        ------------------------------------------------------------------
                                  (1)       (2)        (1)        (2)
        ------------------------------------------------------------------
        ------------------------------------------------------------------
        1 year            $719      $728       $228       $426       $326
        ------------------------------------------------------------------
        ------------------------------------------------------------------
        3 years         $1,141    $1,126       $826       $918       $918
        ------------------------------------------------------------------
        ------------------------------------------------------------------
        5 years         $1,587    $1,651     $1,451     $1,536     $1,536
        ------------------------------------------------------------------
        ------------------------------------------------------------------
        10 years**      $2,822    $2,954     $2,954     $3,202     $3,202
        ------------------------------------------------------------------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The example for the Star Growth Fund is based on the Net Expenses shown above for the 1-year period illustrated in the Example and on the Total Annual Fund Operating Expenses for the remaining years. The Example is based on Total Annual Fund Operating Expenses for the other Funds for all periods.
** Class B shares automatically convert to Class A shares after 8 years; therefore, in years 9 and 10 Class B amounts are calculated using Class A expenses.

More About Risk

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which each Fund may be subject because of its investment in various types of securities or engaging in various practices.

Correlation Risk (All Funds) The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk (All Funds) The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Fund's subadviser are subject to greater credit risk than Funds that do not invest in such securities.

Currency Risk (All Funds) The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Emerging Markets Risk (All Funds) The risk associated with investing in securities traded in developing securities markets, which may be smaller and have shorter operating histories than developed markets. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

Euro Conversion Risk (All Funds) Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are unclear presently. Such consequences may decrease the value and/or increase the volatility of securities held by a Fund.

Extension Risk (All Funds) The risk that an unexpected rise in interest rates will extend the life of a mortgage - or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Information Risk (All Funds) The risk that key information about a security is inaccurate or unavailable. Securities issued in initial public offerings, or IPOs, involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk (All Funds) The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk (All Funds) The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, or, if a Fund hedges imperfectly, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk (All Funds) The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to a Fund. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

Management Risk (All Funds) The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

Market Risk (All Funds) The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk (All Funds) The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments. The risk may be more evident in the Star Growth Fund than in other similar funds because tax requirements related to the mergers of the Kobrick Capital Fund and the Kobrick Emerging Growth Fund, which may cause the Fund to miss out on profitable investments or prevent the Fund from selling investments that a subadviser may otherwise wish to sell.

Options, Futures and Swap Contracts Risks (All Funds) These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on a Fund's exposure to stock market values, interest rates or the currency exchange rate. These types of transactions will be used primarily for hedging purposes.

Political Risk (All Funds) The risk of losses directly attributable to government or political actions.

Prepayment Risk (All Funds) The risk that unanticipated prepayments may occur, reducing the return from mortgage - or asset-backed securities, or real estate investment trusts.

Small Capitalization Companies Risk (All Funds) These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk (All Funds) The risk that a Fund has valued certain securities at a higher price than the price at which it can be sold.

Management Team
Meet the Funds' Investment Adviser and Subadvisers

The CDC Nvest Funds family currently includes 27 mutual funds with a total of over $5.6 billion in assets under management as of December 31, 2001. CDC Nvest Funds are distributed through CDC IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers CDC Nvest Star Funds (the "Funds" or each a "Fund"), which, along with CDC Nvest Equity Funds, CDC Nvest Income Funds and CDC Nvest Tax Free Income Funds, constitute the "CDC Nvest Funds." CDC Nvest Cash Management - Trust Money Market Series and CDC Nvest Tax Exempt Money Market Trust constitute the "Money Market Funds."

CDC IXIS Asset Management Advisers, L.P.

CDC IXIS Asset Management Advisers, L.P. ("CDC IXIS Advisers"), located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Funds. CDC IXIS Advisers is a subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"), which is a subsidiary of CDC IXIS Asset Management. CDC IXIS Asset Management is the investment management arm of France's Caisse des Depots et Consignations ("CDC"), a major diversified financial institution. As of December 31, 2001, CDC IXIS North America's 15 principal subsidiary or affiliated asset management firms collectively had $130 billion in assets under management. CDC IXIS Advisers oversees, evaluates, and monitors the subadvisory services provided to each Fund. It also provides general business management and administration to each Fund. CDC IXIS Advisers does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by each Fund in during the fiscal year ended December 31, 2001 as a percentage of each Fund's average daily net assets, were 0.75% for the CDC Nvest Star Value Fund, 1.05% for the CDC Nvest Star Small Cap Fund, 1.04% for the CDC Nvest Star Advisers Fund and 1.05% for the CDC Nvest Star Worldwide Fund.

The CDC Nvest Star Growth Fund pays combined advisory and subadvisory fees at the annual rate of 1.00% of its average daily next assets.

Subadvisers

Hansberger, located at 515 East Las Olas Boulevard, Fort Lauderdale, Flordia 33301, serves as a subadviser to a segment of the Star Worldwide Fund. Hansberger is a wholly owned subsidiary of Hansberger Group, Inc. and was established in 1994. Hansberger manages approximately $2.8 billion in assets as of December 31, 2001, and specializes in global investing, managing separate portfolios and institutional mutual funds.

Harris Associates, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Value, Star Small Cap, Star Advisers and Star Worldwide Funds. Harris Associates, a subsidiary of CDC IXIS North America, manages $20.8 billion in assets as of December 31, 2001, and, together with its predecessor, has managed investments since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as subadviser to segments of the Star Value, Star Advisers, Star Small Cap, and Star Worldwide Funds. Loomis Sayles is a subsidiary of CDC IXIS North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $67 billion in assets under management as of December 31, 2001. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

Mercury, located at 800 Scudders Mill Road, Plainsboro, New Jersey, 08536, serves as subadviser to a segment of the Star Advisers Fund. "Mercury Advisors" is the name under which Fund Asset Management, Inc., a subsidiary of Merrill Lynch Investment Managers ("MLIM") conducts certain business. Mercury and its affiliated investment advisers, including MLIM, manage approximately $529 billion in assets as of December 31, 2001. Mercury was established in 1976 in order to provide investment management services for institutions and mutual funds.

Miller Anderson, located at 1221 Avenue of the Americas, New York, NY 10020, serves as a subadviser to a segment of the Star Growth Fund. "Miller Anderson" is a name under which Morgan Stanley Investment Management, Inc. ("MSIM") does business in certain instances (including its role as subadviser to the Star Growth Fund. MSIM and its affiliates conduct a worldwide portfolio management business and provide a broad range of portfolio management services to customers in the United States and abroad. As of December 31, 2001, Miller Anderson together with its affiliated asset management companies had approximately $415 billion in assets under management.

RS Investments, located at 388 Market Street, San Francisco, California 94111, serves as subadviser to a segment of the Star Small Cap and Star Growth Funds. RS Investments was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investments, from BankAmerica Corporation. As of December 31, 2001 RS Investments had over $7 billion in assets under management.

Salomon Brothers, located at 300 First Stamford Place, Stamford, Connecticut 06902, serves as a subadviser to a segment of the Star Small Cap Fund. Founded in 1963, Salomon Brothers managed approximately $7.9 billion in assets under management as of June 28, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has investment offices in 22 countries, research centers in six cities worldwide and employs approximately 199 investment professionals. Salomon Brothers is also one of the affiliated investment advisory entities of Citigroup Asset Management ("Citigroup"). Citigroup had $417 billion in assets under management as of December 31, 2001 and approximately 400 investment professionals.

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to a segment of the Star Value Fund and a segment of the Star Growth Fund. Vaughan Nelson is a subsidiary of CDC IXIS North America. Originally incorporated in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 2001, Vaughan Nelson had $4.4 billion in assets under management. Kobrick Funds LLC served as adviser to the predecessor of the Large Cap Growth Fund until June 30, 2001; the advisory fee rate under this agreement was 1.00% of the Fund's average daily net assets.

Westpeak, located at 1470 Walnut Street, Boulder, Colorado 80302, serves as subadviser to a segment of the Star Value and Star Growth Funds. Westpeak is a subsidiary of CDC IXIS North America. Westpeak employs a team approach in managing each Fund's portfolio. Members the Fund's portfolio management team that manages Westpeak's segment of the Star Value and Star Growth Funds include, among others: Gerald Scriver, Westpeak's founder and Chairman, who also serves as chairman of Westpeak's Investment Policy Committee; Robert Franz, Westpeak's Chief Investment Officer; and Thomas Anichini, a Vice President of Westpeak. Founded in 1991, Westpeak had $8.3 billion in assets under management as of December 31, 2001.

Subadvisory Agreements

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits CDC IXIS Advisers to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits CDC IXIS Advisers to enter into new subadvisory agreements with subadvisers that are not affiliated with CDC IXIS Advisers without shareholder approval, if approved by the Board of Trustees. Shareholders will be notified of any subadviser changes.

Portfolio Trades

In placing portfolio trades, each Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with CDC IXIS North America, CDC IXIS Advisers any of the subadvisers. In placing trades, such firms will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Meet the Funds' Portfolio Managers

CDC Nvest Star Value Fund

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team which manages the Westpeak segment of the Star Value Fund and the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Capital Growth Fund and the CDC Nvest Growth and Income Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, Mr. Anichini was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 10 years of investment experience.

Floyd J. Bellman

Floyd Bellman has assisted in managing the Harris Associates segment of the Star Value Fund since February 2000. Mr. Bellman is a Portfolio Manager and Vice President in charge of Harris Associates Investment Advisory Department. Mr. Bellman joined Harris Associates in 1995. Mr. Bellman received a B.B.A. from the University of Wisconsin. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Margaret M. Buescher

Margaret M. Buescher served as co-manager of the Vaughan Nelson segment of the Star Value Fund from February to August 2000 and has served as sole portfolio manager thereafter. She also manages the CDC Nvest Large Cap Value Fund. Ms. Buescher, Principal of Vaughan Nelson, joined the company in 1994. Ms. Buescher received a B.A. from Vanderbilt University. She holds the designation of Chartered Financial Analyst and has over 25 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team which manages the Westpeak segment of the Star Value Fund and the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Capital Growth Fund and the CDC Nvest Growth and Income Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. Mr. Franz received a B.A. from Pomona College and has over 17 years of investment experience.

Robert M. Levy

Robert Levy has co-managed the Harris Associates segment of the Star Value Fund since February 2000. Mr. Levy is Partner, President and Chief Executive Officer of Harris Associates, which he joined in 1985. Mr. Levy received a B.A. from Vanderbilt University and an M.B.A. from the Wharton School of Business at University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 24 years of investment experience.

Jeffrey W. Wardlow

Jeffrey Wardlow served as co-manager of the Loomis Sayles segment of the Star Value Fund from August 1998 until May 2000 and as sole portfolio manager thereafter. Mr. Wardlow, Vice President of Loomis Sayles, joined the company over 10 years ago. Mr. Wardlow received both his B.B.A. and his M.B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 18 years of investment experience.

CDC Nvest Star Small Cap Fund

James P. Benson

James P. Benson has co-managed the Harris Associates segment of the Star Small Cap Fund since November 1999. Mr. Benson joined Harris Associates in 1997 as an investment analyst. Mr. Benson received an M.M. in Finance from Northwestern University and a B.A. in Economics and Computer Sciences from Westminster College. He holds the designation of Chartered Financial Analyst and has over 20 years of investment experience.

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the CDC Nvest Mid Cap Fund, the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 22 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. He also co-manages the CDC Nvest Mid Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 13 years of investment management experience.

Clyde S. McGregor

Clyde S. McGregor has co-managed the Harris Associates segment of the Star Small Cap Fund since July 2000. Mr. McGregor joined Harris Associates as an analyst in 1981 and began managing portfolios in 1986. He received an M.B.A. from the University of Wisconsin-Madison and a B.A. from Oberlin College. He has over 20 years of investment experience.

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Small Cap Fund since October 1997. He also co-manages the RS Diversified Growth Fund. Mr. Seabern, Vice President of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. from the University of Colorado and has over 10 years of investment management experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the CDC Nvest Mid Cap Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 17 years of investment management experience.

John L. Wallace

John L. Wallace has served as portfolio manager for the RS Investments segment of the Star Small Cap Fund from inception until October 1997 and as co-portfolio manager thereafter. He also manages the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Vice President of RS Investments, joined the firm in 1995. Mr. Wallace received a B.A. from the University of Idaho and an M.B.A. from Pace University. He has over 20 years of investment experience.

Salomon Brothers utilizes a team approach in managing the portfolio for its segment of the Star Small Cap Fund.

CDC Nvest Star Advisers Fund

Thomas Burke

Thomas Burke has served as Associate Portfolio Manager for the Mercury segment of the Star Advisers Fund since July 2001. He also assists in managing several other mutual funds of MLIM. Mr. Burke, Director of MLIM, joined the firm in 1993. Mr. Burke received a B.A. from Pace University. He holds the designation of Chartered Financial Analyst and has over 21 years of investment management experience.

Christopher R. Ely

Christopher R. Ely has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the CDC Nvest Mid Cap Fund, the Loomis Sayles Small Cap Growth Fund, the Loomis Sayles Aggressive Growth Fund and the Loomis Sayles Global Technology Fund. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He received a B.A. from Brown University and an M.B.A. from Babson College. Mr. Ely has over 22 years of investment management experience.

Philip C. Fine

Philip C. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. He also co-manages the CDC Nvest Mid Cap Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He received an A.B. and a Ph.D. from Harvard University. Mr. Fine has over 13 years of investment management experience.

Lawrence R. Fuller

Lawrence R. Fuller has led the management team for the Mercury segment of the Star Advisers Fund since July 2001. He also manages several other MLIM mutual funds. Mr. Fuller, Managing Director of MLIM, joined the firm in 1992. He received a B.A. from Bates College and an M.B.A. from Columbia University. Mr. Fuller has over 33 years of investment management experience.

Joseph R. Gatz

Joseph R. Gatz has served as lead portfolio manager of the Loomis Sayles segment of the Star Advisers Fund since January 2000. He also co-manages the Loomis Sayles Small-Cap Value Fund. Mr. Gatz, Vice President of Loomis Sayles, joined the firm in 1999. Prior to joining Loomis Sayles, Mr. Gatz was a portfolio manager at Banc One Investment Advisers Corporation and certain of its corporate predecessors from 1993 until 1999. Mr. Gatz received an M.B.A. from Indiana University and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 16 years of investment experience.

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the Star Worldwide Fund since the Fund's inception. He also co-manages a segment of the CDC Nvest Star Advisers Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. Mr. Grant received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates segment of the Star Advisers Fund since October 2000. He also co-manages a segment of the CDC Nvest Star Worldwide Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.M. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

David L. Smith

David L. Smith has co-managed the Loomis Sayles segment of the Star Advisers Fund since March 2001. He also co-manages the CDC Nvest Mid Cap Growth Fund, the Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Aggressive Growth Fund. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He received an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. Mr. Smith has over 17 years of investment management experience.

Daniel G. Thelen

Daniel G. Thelen has co-managed the Loomis Sayles segment of the Star Advisers Fund since April 2000. He also co-manages the Loomis Sayles Small Cap Value Fund. Mr. Thelen, Vice President of Loomis Sayles, joined the firm in 1996. Mr. Thelen received an M.B.A. and a B.A. from Michigan State University. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

Karen Uzzolino

Karen Uzzolino has served as Fund Analyst for the Mercury segment of the Star Advisers Fund since July 2001. She also serves as Fund Analyst for several other MLIM mutual funds. Ms. Uzzolino, Assistant Vice President of MLIM, joined the firm in 1992. She received an Associates Degree from the Stuart School of Business Administration and has over 9 years of investment management experience.

CDC Nvest Star Growth Fund

Thomas M. Anichini

Thomas M. Anichini is a member of the portfolio team which manages the Westpeak segment of the Star Value Fund and the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Capital Growth Fund and the CDC Nvest Growth and Income Fund. Mr. Anichini, Vice President and Portfolio Manager of Westpeak Global Advisors, joined the company in October 1999. Prior to joining Westpeak, Mr. Anichini was a Principal at Mercer Investment Consulting, Inc. from June 1996 through September 1999. Mr. Anichini received a B.S. from the University of Illinois and an M.B.A. from the University of Chicago. He holds the designation of Chartered Financial Analyst and has over 10 years of investment experience.

William R. Berger

William R. Berger has co-managed the Vaughan Nelson segment of the Star Growth Fund since December 2001. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Berger, Principal of Vaughan Nelson, joined the firm in 1998. Prior to joining Vaughan Nelson, he was Vice President and Portfolio Manager at Securities Management and Research, Inc. from 1993 through 1998. Mr. Berger received a B.S. from Miami University (Ohio) and an M.B.A. from the Wharton School at the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and Certified Public Accountant. Mr. Berger has over 12 years of investment management experience.

David P. K. Chu

David P. K. Chu has co-managed the Miller Anderson segment of the Star Growth Fund since December 2001. Mr. Chu, Executive Director of MSIM, joined the company in 1998. Prior to joining MSIM, Mr. Chu was a Senior Equities Analyst and co-portfolio manager at Trade Street Investment Associates, Inc. from 1996 until 1998. He received a B.S. from the University of Michigan and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. Chu holds the designation of Chartered Financial Analyst and has over 10 years of investment experience.

David Cohen

David Cohen has co-managed the Miller Anderson segment of the Star Growth Fund since January 2002. Mr. Cohen, Vice President of MSIM, joined the firm as a research analyst in 1993. He received a B.S. from Pace University. Mr. Cohen has over 16 years of investment experience.

Robert A. Franz

Robert A. Franz is a member of the portfolio team which manages the Westpeak segment of the Star Value Fund and the Star Growth Fund. He is also a member of the team that manages Westpeak's segment of the CDC Nvest Capital Growth Fund and the CDC Nvest Growth and Income Fund. Mr. Franz is Principal and Chief Investment Officer of Westpeak Global Advisors, which he joined in 1991. Mr. Franz received a B.A. from Pomona College and has over 17 years of investment experience.

Brian A. Grove

Brian A. Grove has co-managed the Vaughan Nelson segment of the Star Growth Fund since December 2001. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. Grove, Principal of Vaughan Nelson, joined the firm in 1997. Mr. Grove received a B.A. and an M.B.A. from Vanderbilt University and a J.D. from the University of Houston and is a member of the Texas Bar. He holds the designation of Chartered Financial Analyst and has over 18 years of investment management experience.

Dennis Lynch

Dennis Lynch has co-managed the Miller Anderson segment of the Star Growth Fund since January 2002. Mr. Lynch, Vice President of MSIM, joined the firm in 1997. Mr. Lynch received a B.A. from Hamilton College and an M.B.A. from Columbia University. He has over 8 years of investment experience.

Christopher T. McMillin

Christopher (Toby) McMillin has co-managed the Vaughan Nelson segment of the Star Growth Fund since December 2001. He also co-manages the CDC Nvest Large Cap Growth Fund. Mr. McMillin, an investment research analyst for Vaughan Nelson, joined the firm in 2000. Prior to joining Vaughan Nelson, he was a Portfolio Manager and Research Analyst for Roger H. Jenswold & Company from 1997 through 2000 and a management consultant for PricewaterhouseCoopers from 1995 through 1997. Mr. McMillin received a B.A. from the University of Texas. He has over 4 years of investment management experience.

David Reidinger

David Reidinger has co-managed the Miller Anderson segment of the Star Growth Fund since January 2002. Mr. Reidinger, Vice President of MSIM, joined the firm in 2000. Prior to joining the firm, he was a Senior Equity Analyst at Tiger Management from 1998 through 2000. From 1996 through 1998, he was earning his MBA at Columbia University. Mr. Reidinger was also an Equity Research Analyst at Goldman, Sachs & Co. from 1993 through 1996. Mr. Reidinger received a B.A. from Fordham University. He has over 7 years of investment experience.

John H. Seabern

John H. Seabern has co-managed the RS Investments segment of the Star Growth Fund since December 2001. He also co-manages a segment of the CDC Nvest Star Small Cap Fund and the RS Diversified Growth Fund. Mr. Seabern, Vice President of RS Investments, joined the firm in 1993. Mr. Seabern received a B.S. degree in finance from the University of Colorado and has over 10 years of investment management experience.

John L. Wallace

John L. Wallace has co-managed the RS Investments segment of the Star Growth Fund since December 2001. He also serves as portfolio manager to a segment of CDC Nvest Star Small Cap Fund, the RS MidCap Opportunities Fund and the RS Diversified Growth Fund. Mr. Wallace, Vice President of RS Investments, joined the firm in 1995. He received a B.A. from the University of Idaho and an M.B.A. from Pace University. He has over 20 years of investment experience.

CDC Nvest Star Worldwide Fund

Kevin G. Grant

Kevin G. Grant has co-managed the Harris Associates segment of the Star Worldwide Fund since the Fund's inception. He also co-manages a segment of the CDC Nvest Star Advisers Fund and serves as portfolio manager of the Oakmark Fund. Mr. Grant, a senior investment analyst, joined Harris Associates in 1988. Mr. Grant received an M.B.A. from Loyola University and a B.S. from the University of Wisconsin-Madison. He holds the designation of Chartered Financial Analyst and has over 11 years of investment experience.

David G. Herro

David G. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He received an M.A. and a B.S. from the University of Wisconsin. Mr. Herro holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Vice President - Research of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Lockhart was a Portfolio Manager of foreign equity securities for Indago Capital Management in Toronto, an affiliate of Canada Life, from March 1997 to January 1999. He received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. Mr. Lockhart holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Edward S. Loeb

Edward S. Loeb has co-managed the Harris Associates U.S. segment of the Star Worldwide Fund since October 2000. He also co-manages a segment of the CDC Nvest Star Advisers Fund. Mr. Loeb, Partner and Director of Institutional Portfolios of Harris Associates, joined the firm in 1989. Mr. Loeb received an M.M. from Northwestern University and a B.A. from Princeton University. He holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

Eswar Menon

Eswar Menon has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Emerging markets) since February 2000. He also co-managed the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Emerging Markets Fund and the Loomis Sayles Global Technology Fund. Prior to joining Loomis Sayles in 1999, Mr. Menon was the Portfolio Manager for Emerging Countries at Nicholas Applegate Capital Management from 1995 through 1999. Mr. Menon received an M.B.A. from the University of Chicago, an M.S. from the University of California and a B.S. from Indian Institute of Technology, Madras, India, and has over 11 years of investment experience.

Alexander Muromcew

Alexander Muromcew has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on Asian markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management from 1996 through 1999. He received an M.B.A. from Stanford University, a B.A. from Dartmouth College and has over 11 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the Hansberger segment of the Star Worldwide Fund since March 2002. Mr. Tan, Research Analyst of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Tan was a Research Analyst at Indago

Capital Management from 1994 until 1999. He received a B.A. from the University of Toronto and has four years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has served as leader of the management team for the Hansberger segment of the Star Worldwide Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, Managing Director - Canada of Hansberger, joined the firm in 1999. Prior to joining Hansberger, Mr. Tibbles was the Head of the Global Equity Team at Indago Capital Management in Toronto, an affiliate of Canada Life, from August 1996 through January 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 15 years of investment management experience.

John Tribolet

John Tribolet has co-managed the Loomis Sayles segment of the Star Worldwide Fund (concentrating on European markets) since February 2000. He also co-manages the CDC Nvest International Equity Fund, the International Equities sector of Loomis Sayles Worldwide Fund, the Loomis Sayles International Equity Fund and the Loomis Sayles Emerging Markets Fund. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager for European Equities at Nicholas Applegate Capital Management from 1997 through 1999. He received a B.S. from Columbia University and has over 9 years of investment experience.

Michael J. Welsh

Michael J. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He received an M.M. from Northwestern University and a B.S. from the University of Kansas. Mr. Welsh holds the designation of Chartered Financial Analyst and Certified Public Accountant. He has over 16 years of investment management experience.

Fund Services
Investing in the Funds

Choosing a Share Class

Each Fund offers Classes A, B and C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

Class A Shares
o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."
o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.
o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class B Shares
o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.
o    You pay higher annual expenses than Class A shares.
o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges Are Calculated."
o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.
o Investors purchasing $1 million or more of Class B shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

Class C Shares
o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."
o    You pay higher annual expenses than Class A shares.
o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.
o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than shareholders of other classes.
o Investors purchasing $1 million or more of Class C shares may want to consider the lower operating expense of Class A shares. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For past expenses of Classes A, B and C shares, see the section entitled "Fund Fees & Expenses" in this Prospectus.

Certificates

Certificates will not be issued automatically for any class of shares. Upon written request, you may receive certificates for Class A shares only.

Fund Services
How Sales Charges Are Calculated

Class A Shares

The price that you pay when you buy Class A shares ("offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.


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                                           Class A Sales Charges
      Your Investment     As a % of offering price     As a % of your investment
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     Less than $ 50,000            5.75%                         6.10%
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    $ 50,000 - $ 99,999            4.50%                         4.71%
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    $ 100,000 - $249,999           3.50%                         3.63%
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    $ 250,000 - $499,999           2.50%                         2.56%
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    $ 500,000 - $999,999           2.00%                         2.04%
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    $1,000,000 or more*            0.00%                         0.00%
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* For purchases of Class A shares of the Funds of $1 million or more or purchases by Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

Class B Shares

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a CDSC on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another CDC Nvest Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

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        Class B Contingent Deferred Sales Charges
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   Year Since Purchase        CDSC on Shares Being Sold
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           1st                          5.00%
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           2nd                          4.00%
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           3rd                          3.00%
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           4th                          3.00%
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           5th                          2.00%
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           6th                          1.00%
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       Thereafter                       0.00%
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Class C Shares

The offering price of Class C shares is their net asset value, plus a front-end sales charge of 1.00% (1.01% of your investment). Class C shares are also subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another CDC Nvest Fund.

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        Class C Contingent Deferred Sales Charges
-----------------------------------------------------------

-------------------------- --------------------------------
   Year Since Purchase        CDSC on Shares Being Sold
-------------------------- --------------------------------
-------------------------- --------------------------------
           1st                          1.00%
-------------------------- --------------------------------
-------------------------- --------------------------------
          Thereafter                    0.00%
-------------------------- --------------------------------

Accounts established in other CDC Nvest Funds prior to December 1, 2000, will not be subject to the 1.00% front-end sales charge for exchange or additional purchases of Class C shares.


How the CDSC Is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Fund shares.
The CDSC:
o    is calculated based on the number of shares you are selling;
o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC will not be charged on:
o    increases in net asset value above the purchase price; or
o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

Exchanges into Shares of the Money Market Funds

If you exchange shares of a Fund into shares of a Money Market Fund, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another CDC Nvest Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

Fund Services
Ways to Reduce or Eliminate Sales Charges

Class A or Class C Shares

Reducing Sales Charges

There are several ways you can lower your sales charge for Class A shares (described in the chart on the previous page), including:
o Letter of Intent -- allows you to purchase Class A shares of any CDC Nvest Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases of Class B and Class C shares may be used toward meeting the letter of intent.
o Combining Accounts -- allows you to combine shares of multiple CDC Nvest Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another CDC Nvest Fund.

Eliminating Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC, and Class C shares may be offered without a front-end sales charge, to the following individuals and institutions:
o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
o Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
o Fund Trustees and other individuals who are affiliated with any CDC Nvest Fund or Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
o Participants in certain Retirement Plans with at least 100 eligible employees (one-year CDSC may apply);
o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities;
o Investments of $250,000 or more in Short Term Bond Fund or $5 million or more in Limited Term U.S. Government Fund by corporations purchasing shares for their own account, credit unions, or bank trust departments and trust companies with discretionary accounts which they hold in a fiduciary capacity; and
o Investments of $25,000 or more in CDC Nvest Funds or Money Market Funds by clients of an adviser or subadviser to any CDC Nvest Fund or Money Market Fund.

Repurchasing Fund Shares

You may apply proceeds from redeeming Class A or Class C shares of the Funds (without paying a front-end sales charge) to repurchase Class A or Class C shares, respectively, of any CDC Nvest Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify CDC Nvest Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Classes A, B or C Shares

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:
o to make distributions from a Retirement Plan (a plan termination or total plan redemption may incur a CDSC);
o    to make payments through a systematic withdrawal plan; or
o    due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or CDC Nvest Funds. Check the Statement of Additional Information (the "SAI") for details.

Fund Services
It's Easy to Open an Account

To Open an Account with CDC Nvest Funds:
1.   Read this Prospectus carefully.
2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:


------------------------------------------------ ---------------------- -------------------------- ----------------------

                                                                           Minimum to Open an
                                                  Minimum to Open an    Account Using Investment   Minimum for Existing
                Type of Account                         Account                  Builder                 Accounts
                                                                          Or Payroll Deduction
------------------------------------------------ ---------------------- -------------------------- ----------------------
------------------------------------------------ ---------------------- -------------------------- ----------------------

Any account other than those listed below               $2,500                     $25                     $100
------------------------------------------------ ---------------------- -------------------------- ----------------------
------------------------------------------------ ---------------------- -------------------------- ----------------------

Accounts registered under the Uniform Gifts to
Minors Act ("UGMA") or the Uniform Transfers
to Minors Act ("UTMA")                                  $2,500                     $25                     $100
------------------------------------------------ ---------------------- -------------------------- ----------------------
------------------------------------------------ ---------------------- -------------------------- ----------------------

Individual Retirement Accounts ("IRAs")                  $500                      $25                     $100
------------------------------------------------ ---------------------- -------------------------- ----------------------
------------------------------------------------ ---------------------- -------------------------- ----------------------

Coverdell Education Savings Accounts                     $500                      $25                     $100
------------------------------------------------ ---------------------- -------------------------- ----------------------
------------------------------------------------ ---------------------- -------------------------- ----------------------

Retirement plans with tax benefits such as
corporate pension, profit sharing and Keogh
plans                                                    $250                      $25                     $100
------------------------------------------------ ---------------------- -------------------------- ----------------------
------------------------------------------------ ---------------------- -------------------------- ----------------------

Payroll Deduction Investment Programs for
SARSEP*, SEP, SIMPLE IRA, 403(b)(7) and
certain other retirement plans                            $25                      N/A                      $25
------------------------------------------------ ---------------------- -------------------------- ----------------------

* Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.
3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or CDC Nvest Funds at 800-225-5478. For more information on CDC Nvest Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.
4.   Use the following sections as your guide for purchasing shares.

Self-Servicing Your Account

Buying or selling shares is easy with the services described below:

CDC Nvest Funds Personal Access Line(R)

800-225-5478, press 1

CDC Nvest Funds Web Site

 www.cdcnvestfunds.com

You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
o review your account balance, recent transactions, Fund prices and recent performance;
o    order duplicate account statements; and
o    obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.


Fund Services
Buying Shares

                                                   Opening an Account                    Adding to an Account

Through Your Investment Dealer
                                         |X|  Call your investment dealer for
                                              information about opening or
                                              adding to an account.

By Mail
                                         |X|   Make out a check in U.S.          |X|  Make out a check in U.S.
                                              dollars for the investment              dollars for the investment
                                              amount, payable to "CDC Nvest           amount, payable to "CDC Nvest
                                              Funds."  Third party checks and         Funds."  Third party checks and
                                              "starter" checks will not be            "starter" checks will not be
                                              accepted.                               accepted.
                                         |X|  Mail the check with your           |X|  Fill out the investment
[envelope icon]                               completed application to CDC            slip from an account statement
                                              Nvest Funds, P.O. Box 8551,             or include a letter specifying
                                              Boston, MA 02266-8551.                  the Fund name, your class of
                                                                                      shares, your account number and
                                                                                      the registered account
                                                                                      name(s).

By Exchange (See the section entitled "Exchanging Shares" for more details.)
                                         |X|  Obtain a current prospectus        |X|  Call your investment dealer
[exchange icon]                               for the Fund into which you are         or CDC Nvest Funds at
                                              exchanging by calling your              800-225-5478 or visit
                                              investment dealer or CDC Nvest          www.cdcnvestfunds.comto request
                                              Funds at 800-225-5478.                  an exchange.
                                         |X|  Call your investment dealer or CDC
                                              Nvest Funds to request an
                                              exchange.


By Wire
                                         |X|  Call CDC Nvest Funds at            |X|  Visit www.cdcnvestfunds.com
                                              800-225-5478 to obtain an               to add shares to your account
                                              account number and wire transfer        by wire.  Instruct your bank to
                                              instructions.  Your bank may            transfer funds to State Street
                                              charge you for such a transfer.         Bank & Trust Company, ABA#
[wire icon]                                                                           011000028, and DDA # 99011538.
                                                                                 |X|  Specify the Fund name, your
                                                                                      class of shares, your account
                                                                                      number and the registered
                                                                                      account name(s).  Your bank may
                                                                                      charge you for such a transfer.



Through Automated Clearing House ("ACH")
                                         |X|  Ask your bank or credit            |X|  Call CDC Nvest Funds at
                                              union whether it is a member of         800-225-5478 or visit
[ACH icon]                                    the ACH system.                         www.cdcnvestfunds.com to add
                                         |X|  Complete the "Bank                      shares to your account through
                                              Information" section on your            ACH.
                                              account application.               |X|  If you have not signed up
                                         |X|  Mail your completed                     for the ACH system, please call
                                              application to CDC Nvest Funds,         CDC Nvest Funds for a Service
                                              P.O. Box 8551, Boston, MA               Options Form.
                                              02266-8551.

Automatic Investing Through Investment Builder
                                         o    Indicate on your application o
                                              Please call CDC Nvest Funds that
                                              you would like to begin an at
                                              800-225-5478 for a Service
                                              automatic investment plan Options
                                              Form. A signature through
                                              Investment Builder and guarantee
                                              may be required to the amount of
                                              your monthly add this privilege.
                                              investment ($25 minimum).
o        [builder icon]                  o    Send a check marked "Void"          o    See the section entitled
                                              or a deposit slip from your bank        "Additional Investor Services".
                                              account along with your
                                              application.

Fund Services
Selling Shares
To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

Through Your Investment Dealer
                                       o    Call your investment dealer for
                                            information.

By Mail
                                       o    Write a letter to request a
                                            redemption. Specify the name of your
                                            Fund, class of shares, account
                                            number, the exact registered account
                                            name(s), the number of shares or the
                                            dollar amount to be redeemed and the
                                            method by which you wish to receive
                                            your proceeds. Additional materials
                                            may be required. See the section
                                            entitled "Selling Shares in
                                            Writing."
[envelope icon]                        o    The request must be signed
                                            by all of the owners of the shares
                                            and must include the capacity in
                                            which they are signing, if
                                            appropriate.
                                       o    Mail your request by regular mail to
                                            CDC Nvest Funds, P.O. Box 8551,
                                            Boston, MA 02266-8551, or by
                                            registered, express or certified
                                            mail to CDC Nvest Funds, 66 Brooks
                                            Drive, Braintree, MA 02184.
                                       o    Your proceeds (less any applicable
                                            CDSC) will be delivered by the
                                            method chosen in your letter.
                                            Proceeds delivered by mail will
                                            generally be mailed to you on the
                                            business day after the request is
                                            received in good order.

By Exchange (See the section entitled "Exchanging Shares" for more details.)
                                       o    Obtain a current prospectus for the
                                            Fund into which you are exchanging
                                            by calling your investment dealer or
                                            CDC Nvest Funds at 800-225-5478.
[exchange icon]                        o    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.comto request an
                                            exchange.

By Wire
                                       o    Fill out the "Bank Information"
                                            section on your account application.
[wire icon]                            o    Call CDC Nvest Funds at
                                            800-225-5478 or indicate in your
                                            redemption request letter (see
                                            above) that you wish to have your
                                            proceeds wired to your bankor visit
                                            www.cdcnvestfunds.com.
                                       o    Proceeds (less any applicable CDSC)
                                            will generally be wired on the next
                                            business day. A wire fee (currently
                                            $5.00) will be deducted from the
                                            proceeds.

Through Automated Clearing House
                                       o    Ask your bank or credit union
                                            whether it is a member of the ACH
                                            system.
                                       o    Complete the "Bank Information"
                                            section on your account application.
[ACH icon]                             o    If you have not signed
                                            up for the ACH system on your
                                            application, please call CDC Nvest
                                            Funds at 800-225-5478 for a Service
                                            Options Form.
                                       o    Call CDC Nvest Funds or visit
                                            www.cdcnvestfunds.com to request an
                                            ACH redemption.

                                       o    Proceeds (less any applicable CDSC)
                                            will generally arrive at your bank
                                            within three business days.

By Telephone
                                       o    Call CDC Nvest Funds at 800-225-5478
[telephone icon]                            to choose the method you wish to use
                                            to redeem your shares.  You may
                                            receive your proceeds by mail, by
                                            wire or through ACH (see above).

By Systematic Withdrawal Plan (See the section entitled "Additional Investor Services" for more details.)
                                       o    Call CDC Nvest Funds at 800-225-5478
                                            or your financial representative
                                            for more information.
[systematic icon]                      o    Because withdrawal payments
                                            may have tax consequences, you
                                            should consult your tax adviser
                                            before establishing such a plan.

Fund Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:
o    your address of record has been changed within the past 30 days;
o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or
o a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s).

A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:
o    a financial representative or securities dealer;
o    a federal savings bank, cooperative, or other type of bank;
o    a savings and loan or other thrift institution;
o    a credit union; or
o    a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or CDC Nvest Funds regarding requirements for other account types.

Seller (Account Type)                       Requirements for Written Requests

Individual, joint, sole                     o  The request must include the
proprietorship, UGMA/UTMA (minor               signatures of all persons
accounts)                                      authorized to sign, including
                                               title, if applicable.
                                            o  Signature guarantee, if
                                               applicable (see above).
Corporate or association                    o  The request must include the
accounts                                       signatures of all persons
                                               authorized to sign, including
                                               title.
Owners or trustees of                       o  The request must include the
trust accounts                                 signatures of all trustees
                                               authorized to sign, including
                                               title.
                                            o  If the names of the trustees
                                               are not registered on the
                                               account, please provide a copy
                                               of the trust document certified
                                               within the past 60 days.
                                            o  Signature guarantee, if
                                               applicable (see above).

Joint tenancy whose co-tenants are          o  The request must include the
deceased                                       signatures of all surviving
                                                tenants of the account.

                                            o  Copy of the death certificate.
                                            o  Signature guarantee if proceeds
                                               check is issued  to other than
                                               the surviving tenants.
Power of Attorney (POA)                     o  The request must include the
                                               signatures of the
                                               attorney-in-fact, indicating
                                               such title.

                                            o  A signature guarantee.
                                            o  Certified copy of the POA
                                               document stating it is still in
                                               full force and effect,
                                               specifying the exact Fund and
                                               account number, and certified
                                               within 30 days of receipt of
                                               instructions.*







Executors of estates, administrators,       o  The request must include the
guardians, conservators                        signatures of all those
                                               authorized to sign, including
                                               capacity.
                                            o  A signature guarantee.
                                            o  Certified copy of court document
                                               where signer derives authority,
                                               e.g., Letters of Administration,
                                               Conservatorship and Letters
                                               Testamentary.*


* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

Fund Services
Exchanging Shares

In general, you may exchange shares of your Fund for shares of the same class of another CDC Nvest Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). The exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the CDC Nvest Fund or Money Market Fund into which you are exchanging and any other limits on sales of or exchanges into that Fund. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes, an exchange of Fund shares for shares of another CDC Nvest Fund or Money Market Fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other CDC Nvest Fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Fund shares.

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. Each Fund and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Each Fund and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

Selling Restrictions

The table below describes restrictions placed on selling shares of any Fund described in this Prospectus:

Restriction                                        Situation
The Fund may suspend the right of            o  When the New York Stock Exchange
redemption or postpone payment                  (the "Exchange") is closed
for more than 7 days:                           (other than a weekend/holiday)
                                             o  During an emergency
                                             o  Any other period permitted by
                                                the SEC
The Fund reserves the right to               o  With a notice of a dispute
suspend account services or                     between registered owners
refuse transaction requests:                 o  With suspicion/evidence of a
                                                fraudulent act

The Fund may pay the redemption              o  When it is detrimental for a
price in whole or in part by a                  Fund to make cash payments as
distribution in kind of readily                 determined in the sole
marketable securities in lieu                   discretion of the adviser or
of cash or may take up to 7 days                subadviser
to pay a redemption request in
order to raise capital:
The Fund may withhold redemption             o  When redemptions are made within
proceeds until the check or funds               10 calendar days of purchase by
have cleared:                                   check or ACH of the shares being
                                                redeemed

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

It is recommended that certificates be sent by registered mail.

Small Account Redemption

When your Fund account falls below a set minimum (currently $1,000) as set by the Board of Trustees, the Fund may close your account and send you the proceeds or may charge a fee. You will have 30 days after being notified of the Fund's intention to close your account or charge a fee to increase its amount to the set minimum. This does not apply to certain qualified retirement plans or accounts that have fallen below the minimum solely because of fluctuations in the Fund's net asset value per share.

Fund Services
How Fund Shares Are Priced

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

Net Asset Value =   Total market value of securities + Cash and other assets
                    - Liabilities
                   -------------------------------------------------------------
                    Number of outstanding shares

The net asset value of Fund shares is determined according to this schedule:

o A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, a Fund's shares will not be priced on the days on which the Exchange is closed for trading. However, in CDC IXIS Advisers' discretion, a Fund's shares may be priced on a day the Exchange is closed for trading if CDC IXIS Advisers in its discretion determines that there has been enough trading in that Fund's portfolio securities to materially affect the net asset value of the Fund's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, a Fund's shares will not be priced on the holidays listed in the SAI.
o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by each Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
o A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

*Under limited circumstances, the Distributor may enter into a contractual agreement pursuant to which it may accept orders after 5:00 p.m., but not later than 8:00 p.m.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections entitled "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

Equity securities -- most recent sales or quoted bid price or as provided by a pricing service if a sales or quoted bid price is unavailable.

Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).

Securities traded on foreign exchanges -- most recent sale/bid price on the non-U.S. exchange, unless the Fund believes that an occurrence after the close of the exchange will materially affect its value. In that case, it may be given fair value as determined by or pursuant to the procedures approved by the Board of Trustees at the time the Fund determines net asset value.

Options -- last sale price, or if not available, last offering price.

Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.

All other securities -- fair market value as determined by the adviser or subadviser of the Fund pursuant to procedures approved by the Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes actually reflects fair value. In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. Fair valuation may also be used by the Board of Trustees if extraordinary events occur after the close of the relevant market but prior to the close of the Exchange.

Fund Services
Dividends and Distributions

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends annually. Each Fund expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. The Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Distributions will automatically be reinvested in shares of the same class of the distributing Fund at net asset value, unless you select one of the following alternatives:

                 o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another CDC Nvest Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

                 o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund, or in the same class of another CDC Nvest Fund.

                 o    Receive all distributions in cash.

For more information or to change your distribution option, contact CDC Nvest Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a CDC Nvest Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Distributions derived from net short-term capital gains, i.e., gains from investments that the Fund held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares. Fund distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed.

The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions. Because the Fund invests in foreign securities, shareholders should consult their tax advisers about consequences of their investments under foreign laws.


A Fund's investments in certain debt obligations may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

REITs attempt to minimize their corporate tax costs by distributing at least 90% of their REIT taxable income to their interest holders. If a REIT failed to distribute such a percentage of its REIT taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to its shareholders (including Star Small Cap, Star Advisers and Star Worldwide Funds) would be reduced by any corporate taxes payable by the REIT.

The redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another CDC Nvest Fund or CDC Nvest Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Fund shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.

You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.


Compensation to Securities Dealers

As part of their business strategies, the Funds pay securities dealers that sell their shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares.. Because these distribution fees are paid out of the Funds' assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of the CDC Nvest Funds over prior periods, and certain other factors. See the SAI for more details.

Fund Services
Additional Investor Services

Retirement Plans

CDC Nvest Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program

This is CDC Nvest Funds' automatic investment plan. You may authorize automatic monthly transfers of $25 or more from your bank checking or savings account to purchase shares of one or more CDC Nvest Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another CDC Nvest Fund or Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other CDC Nvest Fund or Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan

CDC Nvest Funds have an automatic exchange plan under which shares of a class of a CDC Nvest Fund are automatically exchanged each month for shares of the same class of another CDC Nvest Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section entitled "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

CDC Nvest Funds Personal Access Line(R)

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

CDC Nvest Funds Web Site

Visit us at www.cdcnvestfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

Electronic Mail Delivery

This delivery option allows you to receive important Fund documents via the Internet instead of in paper form through regular U.S. mail. Eligible documents include confirmation statements, quarterly statements, prospectuses, annual and semiannual reports and proxies. Electronic Delivery will cut down on the amount of paper mail you receive; speed up the availability of your documents; and lower expenses to your Fund. To establish this option on your account(s), complete the appropriate section of your new account application or visit us at www.cdcnvestfunds.com.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

Fund Performance

      The financial highlights tables are intended to help you understand each Fund's financial performance for the last five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Funds' financial statements, are incorporated by reference in the SAI, which is available without charge upon request. The financial highlights for the Star Growth Fund reflect the results of operations of Kobrick Capital Fund, the Star Growth Fund's accounting predecessor. The Kobrick Capital Fund reorganized into the Star Growth Fund on November 16, 2001.

                       Income (loss) from investment operations:                         Less distributions:
                       ----------------------------------------- -------------------------------------------------------------------

                         Net asset
                           value,        Net      Net realized                 Dividends    Distributions
                         beginning   investment  and unrealized  Total from      from         from net
                             of        income    gain (loss) on  investment  net investment   realized      Return of      Total
                         the period    (loss)      investments   operations     income      capital gains    capital   distributions
                         ----------  ----------  --------------  ----------  -------------- --------------  ---------  -------------

STAR VALUE FUND
    Class A
   12/31/2001             $ 7.60      $(0.02)(d)     $ 0.12       $ 0.10         $--            $--           $--          $--
   12/31/2000               7.45        0.01           0.14         0.15          0.00(b)        --            --           --
   12/31/1999               9.68        0.03          (0.71)       (0.68)        (0.02)         (1.53)         --          (1.55)
   12/31/1998              10.14        0.03(d)        0.59         0.62         (0.02)         (1.06)         --          (1.08)
   12/31/1997               9.60        0.03(d)        1.96         1.99         (0.02)         (1.43)         --          (1.45)
    Class B
   12/31/2001               7.22       (0.07)(d)       0.11         0.04          --             --            --           --
   12/31/2000               7.13       (0.04)          0.13         0.09          0.00(b)        --            --           --
   12/31/1999               9.38       (0.04)         (0.68)       (0.72)         --            (1.53)         --          (1.53)
   12/31/1998               9.91       (0.05)(d)       0.58         0.53          --            (1.06)         --          (1.06)
   12/31/1997               9.47       (0.05)(d)       1.92         1.87          --            (1.43)         --          (1.43)
    Class C
   12/31/2001               7.22       (0.07)(d)       0.11         0.04          --             --            --           --
   12/31/2000               7.14       (0.05)          0.13         0.08          0.00(b)        --            --           --
   12/31/1999               9.39       (0.04)         (0.68)       (0.72)         --            (1.53)         --          (1.53)
   12/31/1998               9.92       (0.05)(d)       0.58         0.53          --            (1.06)         --          (1.06)
   12/31/1997               9.46       (0.05)(d)       1.94         1.89          --            (1.43)         --          (1.43)
STAR SMALL CAP FUND
    Class A
   12/31/2001             $16.51      $(0.21)(d)     $(1.78)      $(1.99)        $--            $--           $--          $--
   12/31/2000              23.42       (0.28)         (2.30)       (2.58)         --            (4.33)         --          (4.33)
   12/31/1999              15.66       (0.27)         10.22         9.95          --            (2.19)         --          (2.19)
   12/31/1998              15.37       (0.23)          0.54         0.31          --            (0.02)         --          (0.02)
   12/31/1997              12.50       (0.20)          3.55         3.35          --            (0.48)         --          (0.48)
    Class B
   12/31/2001              15.86       (0.30)(d)      (1.72)       (2.02)         --             --            --           --
   12/31/2000              22.85       (0.44)         (2.22)       (2.66)         --            (4.33)         --          (4.33)
   12/31/1999              15.43       (0.39)         10.00         9.61          --            (2.19)         --          (2.19)
   12/31/1998              15.26       (0.33)          0.52         0.19          --            (0.02)         --          (0.02)
   12/31/1997              12.50       (0.30)          3.54         3.24          --            (0.48)         --          (0.48)
    Class C
   12/31/2001              15.86       (0.30)(d)      (1.72)       (2.02)         --             --            --           --
   12/31/2000              22.85       (0.44)         (2.22)       (2.66)         --            (4.33)         --          (4.33)
   12/31/1999              15.43       (0.39)         10.00         9.61          --            (2.19)         --          (2.19)
   12/31/1998              15.26       (0.33)          0.52         0.19          --            (0.02)         --          (0.02)
   12/31/1997              12.50       (0.30)          3.54         3.24          --            (0.48)         --          (0.48)


(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Amount rounds to less than $0.01 per share.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


----------

                                                                                Ratios to average net assets:
                                                                          -----------------------------------------

                             Net asset                   Net assets,                   Expenses after       Net
                               value,       Total          end of                         expense        investment      Portfolio
                               end of       return       the period       Expenses      reductions         income         turnover
                             the period     (%) (a)        (000's)          (%)           (%) (c)        (loss) (%)       rate (%)
                             ----------     -------      -----------      --------     --------------    ----------      ---------



                              $   7.70         1.3        $137,855          1.64            1.61           (0.28)            77
                                  7.60         2.0         154,179          1.62            1.59            0.10            129
                                  7.45        (6.9)        216,740          1.33            1.33            0.32             70
                                  9.68         7.1         317,902          1.26            1.26            0.29             75
                                 10.14        21.0         348,988          1.25            1.25            0.28             55

                                  7.26         0.6          44,325          2.39            2.36           (1.03)            77
                                  7.22         1.3          45,364          2.37            2.34           (0.65)           129
                                  7.13        (7.6)         59,497          2.08            2.08           (0.43)            70
                                  9.38         6.3          86,243          2.01            2.01           (0.46)            75
                                  9.91        20.0          80,008          2.00            2.00           (0.47)            55

                                  7.26         0.6           2,833          2.39            2.36           (1.03)            77
                                  7.22         1.1           2,496          2.40            2.37           (0.68)           129
                                  7.14        (7.6)          3,398          2.08            2.08           (0.43)            70
                                  9.39         6.3           6,445          2.01            2.01           (0.46)            75
                                  9.92        20.2           6,527          2.00            2.00           (0.47)            55


                              $  14.52       (12.1)       $ 69,873          2.08            2.07           (1.43)           174
                                 16.51       (12.2)         89,714          1.88            1.88           (1.19)           216
                                 23.42        65.4          84,725          2.06            2.06           (1.54)           263
                                 15.66         2.1          56,161          2.07            2.07           (1.52)           182
                                 15.37        27.0          52,066          2.20            2.20           (1.44)           140

                                 13.84       (12.7)         82,060          2.83            2.82           (2.18)           174
                                 15.86       (12.9)        107,083          2.63            2.63           (1.94)           216
                                 22.85        64.1         102,029          2.81            2.81           (2.29)           263
                                 15.43         1.3          61,409          2.82            2.82           (2.27)           182
                                 15.26        26.1          52,616          2.95            2.95           (2.19)           140

                                 13.84       (12.7)         22,047          2.83            2.82           (2.18)           174
                                 15.86       (12.9)         28,090          2.63            2.63           (1.94)           216
                                 22.85        64.1          26,027          2.81            2.81           (2.29)           263
                                 15.43         1.3          15,412          2.82            2.82           (2.27)           182
                                 15.26        26.1          13,970          2.95            2.95           (2.19)           140


                                                                      ----------
                                       77

      Fund Performance


For a share outstanding throughout each period.

                    Income (loss) from investment operations:                         Less distributions:
                    ----------------------------------------- --------------------------------------------------------------------

                      Net asset
                        value,       Net       Net realized                 Dividends     Distributions  Distributions
                      beginning   investment  and unrealized  Total from      from          from net         from
                          of        income    gain (loss) on  investment  net investment    realized        paid in        Total
                      the period  (loss) (d)    investments   operations      income      capital gains     capital    distributions
                      ----------  ----------  --------------  ----------  --------------  -------------  ------------- -------------

STAR ADVISERS FUND
    Class A
   12/31/2001           $17.55      $(0.05)       $(1.59)       $(1.64)        $--           $(0.01)          $--        $(0.01)
   12/31/2000            24.50       (0.06)        (3.87)        (3.93)         --            (3.02)           --         (3.02)
   12/31/1999            20.02       (0.12)         8.91          8.79          --            (4.31)           --         (4.31)
   12/31/1998            18.17       (0.05)         3.28          3.23          --            (1.38)           --         (1.38)
   12/31/1997            18.18       (0.02)         3.62          3.60          --            (3.61)           --         (3.61)
    Class B
   12/31/2001            16.29       (0.16)        (1.48)        (1.64)         --            (0.01)           --         (0.01)
   12/31/2000            23.14       (0.22)        (3.61)        (3.83)         --            (3.02)           --         (3.02)
   12/31/1999            19.23       (0.27)         8.49          8.22          --            (4.31)           --         (4.31)
   12/31/1998            17.63       (0.18)         3.16          2.98          --            (1.38)           --         (1.38)
   12/31/1997            17.86       (0.17)         3.55          3.38          --            (3.61)           --         (3.61)
    Class C
   12/31/2001            16.30       (0.16)        (1.47)        (1.63)         --            (0.01)           --         (0.01)
   12/31/2000            23.16       (0.22)        (3.62)        (3.84)         --            (3.02)           --         (3.02)
   12/31/1999            19.25       (0.27)         8.49          8.22          --            (4.31)           --         (4.31)
   12/31/1998            17.64       (0.18)         3.17          2.99          --            (1.38)           --         (1.38)
   12/31/1997            17.87       (0.17)         3.55          3.38          --            (3.61)           --         (3.61)
STAR GROWTH FUND*
    Class A
   12/31/2001           $ 7.21      $(0.02)       $ 1.57        $ 1.55         $--            $--             $--         $--
    9/30/2001            19.05       (0.05)       (11.79)       (11.84)         --             --              --          --
    9/30/2000            17.21       (0.14)         4.35(e)       4.21          --            (2.37)           --         (2.37)
    9/30/1999            10.71       (0.18)         6.68          6.50          --             --              --          --
    9/30/1998(f)         10.00       (0.13)         0.84          0.71          --             --              --          --
    Class B
   12/31/2001             7.12       (0.03)         1.53          1.50          --             --              --          --
    9/30/2001            18.92       (0.13)       (11.67)       (11.80)         --             --              --          --
    9/30/2000(f)         15.64       (0.24)         3.52(e)       3.28          --             --              --          --
    Class C
   12/31/2001             7.12       (0.03)         1.54          1.51          --             --              --          --
    9/30/2001            18.93       (0.13)       (11.68)       (11.81)         --             --              --          --
    9/30/2000(f)         15.64       (0.25)         3.54(e)       3.29          --             --              --          --


* The financial information for the periods through November 16, 2001 reflect the financial information for Kobrick Capital Fund's Class A shares, Class B shares and Class C shares which were reorganized into Star Growth Fund Class A shares, Class B shares and Class C shares, respectively, as of November 16, 2001. The predecessor Fund was advised by Kobrick Funds LLC until July 1, 2001 and two investment managers from July 1 to November 16. Kobrick Capital Fund had a September 30 fiscal year end.

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.


----------

                                                                                 Ratios to average net assets:
                                                                          -------------------------------------------

                                Net asset                 Net assets,                  Expenses after       Net
                                 value,       Total         end of                        expense        investment      Portfolio
                                 end of       return      the period      Expenses       reductions     income (loss)    turnover
                               the period     (%) (a)       (000's)        (%) (b)       (%) (b) (c)       (%) (b)        rate (%)
                               ----------     -------     ----------      --------     --------------   -------------    ---------



                                $  15.90        (9.4)      $389,405         1.83            1.82            (0.31)           183
                                   17.55       (17.0)       525,479         1.62            1.60            (0.25)           524
                                   24.50        46.4        619,184         1.62            1.62            (0.54)           186
                                   20.02        19.3        443,165         1.62            1.62            (0.24)           101
                                   18.17        20.2        416,938         1.66            1.66            (0.14)           168

                                   14.64       (10.1)       491,614         2.58            2.57            (1.06)           183
                                   16.29       (17.6)       649,107         2.37            2.35            (1.00)           524
                                   23.14        45.4        742,908         2.37            2.37            (1.29)           186
                                   19.23        18.4        508,937         2.37            2.37            (0.99)           101
                                   17.63        19.3        462,034         2.41            2.41            (0.89)           168

                                   14.66       (10.0)        87,245         2.58            2.57            (1.06)           183
                                   16.30       (17.6)       118,921         2.37            2.35            (1.00)           524
                                   23.16        45.3        139,710         2.37            2.37            (1.29)           186
                                   19.25        18.5         97,849         2.37            2.37            (0.99)           101
                                   17.64        19.3         94,412         2.41            2.41            (0.89)           168


                                $   8.76        21.5       $ 60,684         1.50            1.50            (0.90)            80
                                    7.21       (62.2)        34,736         1.50            1.47            (0.44)         1,371
                                   19.05        28.0        193,897         1.51            1.48            (0.67)         1,320
                                   17.21        60.7        102,879         1.75            1.75            (1.09)           778
                                   10.71         7.1         27,463         1.75            1.75            (1.38)           350

                                    8.62        21.1         47,106         2.25            2.25            (1.66)            80
                                    7.12       (62.4)        27,248         2.25            2.22            (1.19)         1,371
                                   18.92        21.0         89,645         2.25            2.21            (1.29)         1,320

                                    8.63        21.2          7,002         2.25            2.25            (1.66)            80
                                    7.12       (62.4)         4,162         2.25            2.22            (1.19)         1,371
                                   18.93        21.0         16,247         2.25            2.21            (1.32)         1,320


(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

(e) Amount shown for a share outstanding does not correspond with the net realized and unrealized gain(loss) investments due to timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.

(f) Class A commenced operations December 31, 1997. Class B and Class C commenced operations October 29, 1999.


                                                                      ----------

      Fund Performance


      For a share outstanding throughout each period.

                   Income (loss) from investment operations:                                 Less distributions:
                   -----------------------------------------             -----------------------------------------------------------

                     Net asset
                       value,        Net      Net realized                  Dividends    Distributions  Distributions
                     beginning   investment  and unrealized  Total from       from         from net         from
                         of        income    gain (loss) on  investment  net investment    realized        paid in         Total
                     the period  (loss) (d)    investments   operations      income      capital gains     capital     distributions
                     ----------  ----------  --------------  ----------  --------------  -------------  -------------  -------------

STAR WORLDWIDE FUND
    Class A
      2001             $14.42      $ 0.13        $(1.42)       $(1.29)       $(0.03)        $(0.08)         $ --          $(0.11)
      2000              19.90       (0.02)        (2.43)        (2.45)         --            (3.03)           --           (3.03)
      1999              16.08       (0.07)         5.98          5.91          --            (2.09)           --           (2.09)
      1998              15.46        0.01          0.61          0.62          --             --              --            --
      1997              14.40       (0.02)         1.88          1.86          --            (0.76)          (0.04)        (0.80)
    Class B
      2001              13.74        0.03         (1.36)        (1.33)        (0.01)         (0.08)           --           (0.09)
      2000              19.26       (0.16)        (2.33)        (2.49)         --            (3.03)           --           (3.03)
      1999              15.73       (0.20)         5.82          5.62          --            (2.09)           --           (2.09)
      1998              15.23       (0.11)         0.61          0.50          --             --              --            --
      1997              14.30       (0.14)         1.87          1.73          --            (0.76)          (0.04)        (0.80)
    Class C
      2001              13.75        0.03         (1.36)        (1.33)        (0.01)         (0.08)           --           (0.09)
      2000              19.27       (0.16)        (2.33)        (2.49)         --            (3.03)           --           (3.03)
      1999              15.75       (0.21)         5.82          5.61          --            (2.09)           --           (2.09)
      1998              15.24       (0.11)         0.62          0.51          --             --              --            --
      1997              14.31       (0.13)         1.86          1.73          --            (0.76)          (0.04)        (0.80)

(a) A sales charge for Class A and Class C shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year are not annualized.

(b)   Computed on an annualized basis for periods less than one year.

(c) Certain Funds have entered into agreements with certain brokers to rebate a portion of brokerage commissions. The rebated commissions are used to reduce operating expenses of the Fund.

(d) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.


----------

                                                                                Ratios to average net assets:
                                                                        --------------------------------------------

                            Net asset                   Net assets,                  Expenses after         Net
                             value,        Total          end of                         expense         investment     Portfolio
                             end of        return       the period      Expenses       reductions      income (loss)    turnover
                           the period      (%) (a)        (000's)        (%) (b)       (%) (b) (c)        (%) (b)        rate (%)
                           ----------      -------      -----------     --------     --------------    -------------    ---------



                            $  13.02         (9.0)       $ 71,536          2.12           2.10              0.98           110
                               14.42        (12.2)        102,507          2.01           2.01             (0.13)          175
                               19.90         37.6         126,415          2.06           2.06             (0.42)           91
                               16.08          4.0         106,763          2.09           2.09              0.03            84
                               15.46         12.7         118,381          2.07           2.07             (0.12)           80

                               12.32         (9.7)         82,861          2.87           2.85              0.23           110
                               13.74        (12.8)        114,450          2.76           2.76             (0.88)          175
                               19.26         36.6         141,338          2.81           2.81             (1.17)           91
                               15.73          3.3         116,305          2.84           2.84             (0.72)           84
                               15.23         11.9         123,467          2.82           2.82             (0.87)           80

                               12.33         (9.7)         16,493          2.87           2.85              0.23           110
                               13.75        (12.8)         23,949          2.76           2.76             (0.88)          175
                               19.27         36.5          28,703          2.81           2.81             (1.17)           91
                               15.75          3.3          23,016          2.84           2.84             (0.72)           84
                               15.24         11.8          26,137          2.82           2.82             (0.87)           80


                                                                      ----------

Glossary of Terms

Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Rating Service, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Duration -- An estimate of how much a bond's price fluctuates with changes in comparable interest rates.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a Fund's shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net asset value (NAV) per share -- The market value of one share of a Fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a Fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a Fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

             If you would like more information about the Funds, the
              following documents are available free upon request:

   Annual and Semiannual Reports -- Provide additional information about each
       Fund's investments. Each report includes a discussion of the market conditions and
                investment strategies that significantly affected
                     the Fund's performance during its last
                                  fiscal year.

       Statement of Additional Information (SAI) -- Provides more detailed information about the Funds and their investment limitations and policies , has been filed
       with the SEC and is incorporated into this Prospectus by reference.

   To order a free copy of a Funds' annual or semiannual report or their SAI, contact your financial representative, or the Funds at:
       CDC IXIS Asset Management Distributors, L.P., 399 Boylston Street,
                    Boston, MA 02116 Telephone: 800-225-5478
                         Internet: www.cdcnvestfunds.com

          Important Notice Regarding Delivery of Shareholder Documents:
    In our continuing effort to reduce your fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household.
       If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will
   receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at anytime by calling 800-225-5478.
     If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member
     of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.

       Your financial representative or CDC Nvest Funds will also be happy to answer your questions or to provide any additional information that you may require.

      Information about the Funds, including their reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in
                                Washington, D.C.
     Text-only copies of the Funds' reports and SAI are available free from the SEC's Internet site at: WWW.SEC.GOV. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting
                         its Web site at www.NASDR.com.

                   (Investment Company Act File No. 811-4323)

            The following information is not part of the prospectus:



                    Notice of Privacy Policies and Practices



  CDC Nvest (1) is dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers (2). We understand the trust that our customers
        place in us and are committed to earning that trust well into the future.



                          Types of Information Gathered

   CDC Nvest collects personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic)
   with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.


                               Information Shared

  It is the position of CDC Nvest that the information we collect, as described above, may be shared with its corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. CDC Nvest does not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. However, we may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies)
   on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements.


                             Policies and Practices

     Only those CDC Nvest employees that have a business need for personally identifiable data about our customers are given access to that information.
     CDC Nvest maintains physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.


(1) For purposes of this notice CDC Nvest includes CDC Nvest Funds, CDC IXIS Asset Management Distributors, L.P., CDC IXIS Asset Management Services, Inc., and their advisory affiliates which include CDC IXIS Asset Management Advisers, L.P. and all of their successors.
(2) For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the CDC Nvest Funds Family and individuals who provide nonpublic personal information, but do not invest in the Funds.